Securities and Exchange Commission
450 5 Street, N.W.
Washington, DC  20549


RE:  Midland National Life Separate Account C
     File Number 33-64016


Commissioners:

Enclosed for filing is a copy of Post Effective Amendment Number 8 to the above referenced Form N-4 Registration Statement.

This amendment is being filed pursuant to paragraph (a) of Rule 485.

This amendment reflects changes that Zandra Bailes of the staff conveyed to Fred Bellamy of Sutherland Asbill and Brennan on February 8, 1999.

Attached is a courtesy copy of the filing.

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland Asbill and Brennan at 202-383-0126.

Sincerely,



Paul M. Phalen, CLU, FLMI
Assistant Vice-President
Product Implementation

VA2PECVR.TXT

 Registration No. 33-64016

                                                 FORM N-4
                                                   --------
                           SECURITIES AND EXCHANGE COMMISSION
                                         Washington, D.C. 20549
                                                                           ___
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         ___

                   Pre-Effective Amendment No. ___
                   Post-Effective Amendment No. _8_

            and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    ___

                         Amendment No. _8_

              MIDLAND NATIONAL LIFE SEPARATE ACCOUNT C
              (Exact Name of Registrant)

               MIDLAND NATIONAL LIFE INSURANCE COMPANY
               (Name of Depositor)
                 One Midland Plaza
                 Sioux Falls, SD 57193
               (Address of Depositor's Principal Executive Office)
                605-335-5700
              (Depositor's Telephone Number, including Area Code:

                       _________________________
               Jack L. Briggs, Vice President, Secretary and General Counsel
               Midland National Life Insurance Company
                          One Midland Plaza
                        Sioux Falls, SD 57193
                (Name and Address of Agent for Service)

                     Copy to:
                     Frederick R. Bellamy
                     Sutherland Asbill & Brennan, L L P
                     1275 Pennsylvania Avenue, N.W.
                     Washington, D.C. 20004-2404

It is proposed that this filing will become effective (check appropriate line):
        ___  immediately upon filing pursuant to paragraph (b)
        ___  on May 01, 1999 pursuant to paragraph (b)
        ___  60 days after filing pursuant to paragraph (a) (i)
        _X_  on _April 30__  pursuant to paragraph (a) (i)
        ___  75 days after filing pursuant to paragraph (a) (ii)
        ___  on _________________ pursuant to paragraph (a) (ii) of Rule 485

    If appropriate, check the following line:
        ___ the Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

    Titles of Securities Being Registered: __Variable_Annuity_Contracts__

N4PEVA2

Variable Annuity II
Prospectus
May 1, 1999

Please read this prospectus for details on the contract being offered to you and keep it for future reference. This prospectus sets forth the information that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") about the contract and Separate Account C is available by checking the appropriate box on the application form or by writing to Midland at:

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD  57193
(605)  335-5700
The SAI, dated May 1, 1999, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The table of contents of the SAI is included at the end of this prospectus.

The SEC has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The contracts involve investment risk, including possible loss of principal. The contracts are not a deposit of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the federal deposit insurance corporation or any other agency.

This prospectus is valid only when accompanied by the Funds' current prospectuses.


Flexible Premium Deferred Variable Annuity
Contract (Variable Annuity II)
issued by
Midland National Life Insurance Company
through
Midland National Life Separate Account C

The prospectuses for the following Funds:

  Fidelity's Variable Insurance Products Fund/Fund II/Fund III,
  American Century's Variable Portfolio Inc.,
  Massachusetts Financial's Variable Insurance Trusts, and
  Lord   ,     Abbett's Series Funds, Inc.,
describe the investment objectives, policies, and risks of the Funds' portfolios that are available under the contracts:

1. VIP Money Market Portfolio
2. VIP High Income Portfolio
3. VIP Equity-Income Portfolio
4. VIP Growth Portfolio
5. VIP Overseas Portfolio
6. VIP II Asset Manager Portfolio
7. VIP II Investment Grade Bond Portfolio
8. VIP II Contrafund Portfolio
9. VIP II Asset Manager: Growth Portfolio
10. VIP II Index 500 Portfolio
11. VIP III Growth & Income Portfolio
12. VIP III Balanced Portfolio
13. VIP III Growth Opportunities Portfolio
14. American Century VP Capital Appreciation Portfolio
15. American Century VP Value Portfolio
16. American Century VP Balanced Portfolio
17. American Century VP International Portfolio
18. American Century VP Income & Growth Portfolio
19. MFS VIT Emerging Growth Portfolio
20. MFS VIT Research Portfolio
21. MFS VIT Growth with Income Portfolio
22. MFS VIT New Discovery Portfolio
23. Lord   ,     Abbett VCC Growth and Income Portfolio

Table of Contents

SUMMARY                                                            3
Features of Variable Annuity II                                    3
Investment Choices                                                 3
Withdrawals                                                        4
Charges Under the Contracts                                        4
FEE TABLE                                                          6
Additional Information About
Variable Annuity II                                               10
SEPARATE ACCOUNT C AND THE FUNDS                                  10
Our Separate Account And Its
Investment Divisions                                              10
The Funds                                                         10
Investment Policies Of The Funds' Portfolios                      11
We Own The Assets Of Our Separate Account                         13
Our Right To Change How We Operate Our
Separate Account                                                  13
DETAILED INFORMATION ABOUT
THE CONTRACT                                                      14
Requirements for Issuance of a Contract                           14
Free Look                                                         14
Allocation of Premiums                                            14
Changing Your Premium Allocation Percentages                      15
Transfers of Contract Value                                       15
Dollar Cost Averaging                                             15
Portfolio Rebalancing                                             16
Systematic Withdrawals                                            16
Withdrawals                                                       17
Loans                                                             18
Death Benefit                                                     19
Your Contract Value                                               20
Amounts In Our Separate Account                                   20
The General Account                                               21
CHARGES, FEES AND DEDUCTIONS                                      21
Sales Charges on Withdrawals                                      21
Free Withdrawal Amount                                            22
Administrative Charge                                             22
Mortality and Expense Risk Charge                                 22
Contract Maintenance Charge                                       22
Transfer Charge                                                   23
Charges In The Funds                                              23
FEDERAL TAX STATUS                                                23
Introduction                                                      23
Diversification                                                   24
Taxation of Annuities in General                                  24
Our Income Taxes                                                  27
Withholding                                                       27
MATURITY DATE                                                     27
   EFFECTING AN ANNUITY SELECTING AN ANNUITY OPTION               28
Fixed Options                                                     28
Variable Options                                                  29
Transfers after the Maturity Date                                 30
ADDITIONAL INFORMATION                                            30
Midland National Life Insurance Company                           30
Your Voting Rights As an Owner                                    30
Our Reports to Owners                                             31
Contract Periods, Anniversaries                                   31
Dividends                                                         31
Performance                                                       31
Your Beneficiary                                                  32
Assigning Your Contract                                           32
When We Pay Proceeds From This Contract                           32
Sales Agreements                                                  32
Regulation                                                        32
Year 2000 Compliance Issues                                       33
Discount for Midland Employees                                    33
Legal Matters                                                     33
Experts                                                           33
Statement of Additional Information                               33

   Definitions

Accumulation Unit means the units credited to each investment division in the Separate Account before the maturity date.

Annuitant means the person, designated by the owner, upon whose life annuity payments are intended to be based on the maturity date. Annuity Unit means the units in the Separate Account, after the maturity date that are used to determine the amount of the annuity payment.

Attained Age means the issue age plus the number of complete
Contract Years since the Contract Date.

Beneficiary means the person or persons to whom the contract's death benefit is paid when the annuitant dies before the maturity date.

Business Day means any day we are open and the New York Stock Exchange is open for trading. The holidays which we are closed, but the New York Stock Exchange is open are the day after Thanksgiving and Christmas Eve Day. These days along with the days the New York Stock Exchange is not open for trading will not be counted as business days.

Cash Surrender Value means the Contract Value on the date of surrender minus the contract maintenance charge and any contingent deferred sales charge.

Contract Anniversary - The same month and day of the Contract
Date in each year following the Contract Date.

Contract Date means the date from which Contract Anniversaries and Contract Years are determined.

Contract Value means the total amount of monies in our Separate
Account C attributable to your in force contract. It also includes monies in our General Account for your contract.

Contract Month means a month that starts on a Monthly
Anniversary and ends on the following Monthly Anniversary.

Contract Year means a year that starts on the Contract Date or on each anniversary thereafter.

Death Benefit means the amount payable under your contract if the annuitant dies before the maturity date.

Funds mean the investment companies, more commonly called mutual funds, available for investment by Separate Account C on the Contract Date or as later changed by us.

Home Office means where you write to us to pay premiums or take other action, such as transfers between investment divisions. The address is:
Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193

In Force means the Annuitant's life remains insured under the terms of the contract.

Investment Division means a division of Separate Account C which invests exclusively in the shares of a specified portfolio of the Funds.

Issue Age means the age of the annuitant on his/her birthday that is nearest to the Contract Date.

Maturity Date means the date, specified in the contract, when annuity payments are to begin.

Owner means the person who purchases an Individual Variable
Annuity Contract and makes the premium payments. The owner has all rights in the contract before the maturity date, including the rights to make withdrawals or surrender the contract, to designate and change the beneficiaries who will receive the proceeds at the annuitant's death before the maturity date, to transfer funds among the investment divisions, and to designate a mode of settlement for the annuitant on the maturity date.

Payee means the person who is entitled to receive annuity payments after an annuity is effected. On or after the maturity date, the annuitant will be the payee. Before the maturity date, you will be the payee.

Separate Account means our Separate Account C which receives and invests your premiums under the contract.


SUMMARY

In this prospectus "We", "Our", and "Us" mean Midland National
Life Insurance Company. "You" and "Your" mean the owner of the contract. We refer to the person who is covered by the contract as the "annuitant", because the annuitant and the owner may not be the same.

   The following should be read with the detailed information appearing later in this prospectus and is qualified in its entirety and superseded by that information. The detailed information appearing later in this prospectus further explains the following summary. This summary must be read along with that detailed information.
 Unless otherwise indicated, the description of the contract in this prospectus assumes that the contract is in force.

Features of Variable Annuity II

The individual flexible premium deferred variable annuity contracts described in this prospectus provide for accumulation of the contract value and payment of annuity payments on a fixed or variable basis. Variable payment options are not available in certain states. The contracts are designed to aid individuals in long term planning for retirement or other long term purposes.

The contracts are available for retirement plans which do not qualify for the special federal tax advantages available under the Internal Revenue Code (Non-Qualified Plans) and for retirement plans which do qualify for those tax advantages (Qualified Plans).

This prospectus generally describes only the variable portion of the contract, except where the General Account is specifically mentioned.

The Variable Annuity II pays a death benefit when the annuitant dies before the maturity date if the contract is still in force. The death benefit is equal to the greater of (a) the contract value, (b) premiums paid less withdrawals, or (c) the guaranteed minimum death benefit.

Your Contract Value

Your contract value depends on:

  the amount and frequency of premium payments, the selected portfolio's investment experience, interest earned on amounts allocated to the General Account, withdrawals, and charges and deductions.

You bear the investment risk under the Variable Annuity II. There is no minimum guaranteed cash value with respect to any amounts allocated to the Separate Account. (See "Your Contract Value" on page 20.)

Flexible Premium Payments

You may pay premiums whenever you want and in whatever amount you want, within certain limits. We require an initial minimum premium of at least $2,000; other premium payments must be at least $50. (Currently, we waive the initial minimum premium requirement for certain qualified contracts enrolled in a bank draft investment program or payroll deduction plan.)

You will choose a planned periodic premium. You need not pay premiums according to the planned schedule.

Investment Choices

You may allocate your contract value to up to ten of the investment divisions of our Separate Account. You may also allocate your contract value to our General Account, which pays interest at a declared rate.

Each of the Separate Account investment divisions invests in shares of a corresponding portfolio of one of the following "series" type mutual funds: (1) Fidelity's Variable Insurance Products Fund,
(2)   Fidelity's     Variable Insurance Products Fund II,
(3)     Fidelity's     Variable Insurance Products Fund III,
(4)  American Century's Variable Portfolios, Inc.,
(5)  Massachusetts Financial's Variable Insurance Trusts, and
(6)  Lord    ,    Abbett's Series Fund, Inc.  The portfolios have different
investment policies and objectives.

For a full description of the portfolios, see the Funds' prospectuses, which accompany this prospectus. (See The Funds on page 10.)
The investment divisions that invest in portfolios of Fidelity's
Variable Insurance Products Fund are:

  VIP Money Market Portfolio
  VIP High Income Portfolio
  VIP Equity-Income Portfolio
  VIP Growth Portfolio
  VIP Overseas Portfolio

The investment divisions that invest in portfolios of Fidelity's
Variable Insurance Products Fund II are:

  VIP II Asset Manager Portfolio
  VIP II Investment Grade Bond Portfolio
  VIP II Contrafund Portfolio
  VIP II Asset Manager: Growth Portfolio
  VIP II Index 500 Portfolio

The investment divisions that invest in portfolios of Fidelity's
Variable Insurance Products Fund III are:

  VIP III Growth & Income Portfolio
  VIP III Balanced Portfolio
  VIP III Growth Opportunities Portfolio

The investment divisions that invest in portfolios of the American Century Variable Portfolios, Inc. are:

     VP     Capital Appreciation Portfolio
     VP     Value Portfolio
     VP     Balanced Portfolio
     VP     International Portfolio
     VP     Income & Growth Portfolio

The investment divisions that invest in portfolios of the Massachusetts Financial Variable Insurance Trusts are:

  VIT Emerging Growth Portfolio
  VIT Research
  VIT Growth with Income
  VIT New Discovery

The investment division that invests in a portfolio of the Lord    ,
Abbett Series Fund, Inc. is:

  VCC Growth and Income

Each portfolio pays a different investment management or advisory fee and different operating expenses. The fees and expenses for the year ending December 31, 1998 are shown under the table of Portfolio Annual Expenses.

See "Investment Policies Of The Funds' Portfolios" on page 11, and "Charges In The Funds" on page 23.

Withdrawals

You may generally withdraw all or part of your cash surrender value at any time, before annuity payments begin. You may also elect a systematic withdrawal option (See "Systematic Withdrawals" on page 16.) (Your retirement plan may restrict withdrawals.) A contingent deferred sales charge may be imposed on any withdrawal, and upon full withdrawal a contract maintenance charge may also be imposed.  The amount you request plus any deferred sales charge will be deducted from your contract value.  You may take a withdrawal in a lump sum or use it to purchase an annuity that will continue as long as you live or for some other period you select. A withdrawal may have negative tax consequences, including a 10%
tax penalty on certain withdrawals prior to age 59 1/2. Three years after the contract date, the contingent deferred sales charge will be waived upon the withdrawal of funds to effect a life annuity. (See "Sales Charges on Withdrawals" on page 21, "FEDERAL TAX
STATUS" on page 23, and "   SELECTINGEFFECTING AN ANNUITY    " on page
28.) Withdrawals from contracts used in connection with tax-qualified retirement plans may be restricted or penalized by the terms of the plan or applicable law.

Charges Under the Contracts

Sales Charge

Sales expenses are not deducted from premium payments. However, a contingent deferred sales charge may be assessed against contract values when they are withdrawn, including withdrawals to effect an annuity and systematic withdrawals. (See "Sales Charges on Withdrawals" on page 21.)

The length of time between the receipt of each premium payment and the withdrawal determines the contingent deferred sales charge. For this purpose, premium payments will be deemed to be withdrawn in the order in which they are received and all withdrawals will be made first from premium payments and then from other contract values. The charge is a percentage of the premiums and is as follows:

                   Length of Time                  Contingent
                   From Premium Payment             Deferred Sales
                   (Number of Years)                     Charge
                   0-1                                      8%
                   1-2                                      8%
                   2-3                                      7%
                   3-4                                      7%
                   4-5                                      6%
                   5-6                                      5%
                   6-7                                      4%
                   7-8                                      2%
                   8 or more                                0%

No contingent deferred sales charge will be assessed upon:

1. payment of death proceeds under the contract, or
2.  exercise of the free withdrawal privilege.
In addition, Midland will not assess a contingent deferred sales charge on either a full or partial surrender [subject to approval of the state insurance authorities] after the first contract anniversary if:

1. our home office receives written proof that the owner is confined in a state licensed in-patient nursing facility for a total of 90 days, provided we receive your withdrawal request within 90 days after discharge from such facilities; or

2. a licensed physician provides a written statement to us that the owner is expected to die within the next 12 months due to a non-correctable medical condition. The licensed physician cannot be the owner or part of the owner's immediate family. We reserve the right to have a physician of our choice examine the owner. Withdrawals may be subject to tax consequences. (See
"Withdrawals" on page 17 and "FEDERAL TAX STATUS" on page
23.)

Free Withdrawal Amount

You may make a withdrawal from your contract value of up to 10% of the total premiums paid (as determined on the date of the requested withdrawal), minus any withdrawals made in the prior 12 months, without incurring a contingent deferred sales charge. (See "Free Withdrawal Amount" on page 22.)

Mortality and Expense Risk Charge

Midland deducts a 1.25% per annum charge against all contract values held in the Separate Account for assuming the mortality and expense risks under the contract. (See "Mortality and Expense Risk Charge" on page 22.)

Administration and Maintenance Fee

An administration charge of 0.15% per annum is deducted from all contract values held in the Separate Account. In addition, a maintenance charge of $35 is deducted annually from each contract. Currently, we waive this annual maintenance charge for contracts with a value of $50,000 or more on the contract anniversary. (See "CHARGES, FEES AND DEDUCTIONS" on page 21.)

Premium Taxes

Currently, we do not deduct for premium taxes. We reserve the right to deduct for premium taxes for contracts sold in states that charge a premium tax.

FEE TABLE

This information is intended to assist you in understanding the various costs and expenses that you will bear. It reflects expenses of the Separate Account as well as the portfolios.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of premium
payments)                                                        None
Transfer Fee                                                     None
Maximum Deferred Sales Load (as a percentage of premiums
withdrawn)                                                       8.00%
Annual Contract Maintenance Charge(1)                  $35.00
Separate Account Annual Expenses (as a percentage of average daily Contract Value)
Mortality and Expense Risk                                         1.25%
Administration Fees                                                0.15%
Total Separate Account Expenses                                    1.40%

(1) The contract maintenance charge is an annual $35 charge per contract. It is deducted proportionally from the investment divisions in use at the time of the charge. The contract maintenance charge has been reflected in the examples by a method intended to show the "average" impact of the contract maintenance charge on an investment in the Separate Account. The contract maintenance charge is deducted only when the accumulated value is less than $50,000. In the example, the contract maintenance charge is approximated as a 0.13% annual asset charge based on the experience of the contracts.

PORTFOLIO ANNUAL EXPENSES(1)

(as a percentage of Portfolio average net assets    after fee waivers
and expense reimbursement    )

                                                                 TOTAL
                                        MANAGEMENT  OTHER        ANNUAL
                                           FEES     EXPENSES     EXPENSES(2)
VIP Money Market                        0.21%           0.10%        0.31%
VIP High Income                         0.59%           0.12%        0.71%
VIP Equity-Income(3)                    0.50%           0.08%        0.58%
VIP Growth(3)                           0.60%           0.09%       0.69%
VIP Overseas(3)                         0.75%           0.17%       0.92%
VIP II Asset Manager(3)                 0.55%           0.10%       0.65%
VIP II Investment Grade Bond            0.44%           0.14%       0.58%
VIP II Contrafund(3)                    0.60%           0.11%       0.71%
VIP II Asset Manager:  Growth(3)        0.60%           0.17%       0.77%
VIP II Index 500(4)                     0.24%           0.04%       0.28%
VIP III Growth & Income                 0.49%           0.21%       0.70%
VIP III Balanced(3)                     0.45%           0.16%       0.61%
VIP III Growth Opportunities(3)         0.60%           0.14%       0.74%
American Century VP Capital Appreciation   1.00%        0.00%       1.00%
American Century VP Value               1.00%           0.00%       1.00%
American Century VP Balanced            1.00%           0.00%       1.00%
American Century VP International       1.50%           0.00%       1.50%
American Century VP Income & Growth     0.70%           0.00%       0.70%

                                                                     TOTAL
                                          MANAGEMENT     OTHER       ANNUAL
                                                FEES   EXPENSES   EXPENSES(2)

MFS VIT Emerging Growth                        0.75%     0.12%         0.87%
MFS VIT Research                               0.75%     0.13%        0.88%
MFS VIT Growth with Income(5)                  0.75%     0.25%        1.00%
MFS VIT New Discovery(5)                       0.90%     0.25%       1.15%
Lord   ,     Abbett VCC Growth and Income      0.50%     0.02%       0.52%

(1) The fund data was provided by the funds or their managers.
Midland has not independently verified the accuracy of the Fund data.

(2) The annual expenses shown are based on actual expenses for 1998.

(3) A portion of the brokerage commissions the fund paid was used to reduce its expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses would have been as follows:

VIP Equity-Income                                          0.57%
VIP Growth                                                 0.67%
VIP Overseas                                               0.90%
VIP II Asset Manager                                       0.64%
VIP II Contrafund                                          0.78%
VIP II Asset Manager: Growth                               0.76%
VIP III Balanced                                           0.60%
VIP III Growth Opportunities                               0.73%

(4) The fund's expenses were voluntarily reduced by the Fund's investment advisor. Absent reimbursement, the management fee, other expenses, and total expenses for the VIP II Index 500 would have been 0.27%, 0.13%, and 0.40% respectively.

(5) MFS has agreed to bear expenses for these portfolios, and each such portfolio's other expenses shall not exceed 0.25%. Without this limitation, the other expenses and total expenses would have been:

0.35% and 1.10% for the MFS VIT Growth with Income, and
0.47% and 1.37% for the MFS VIT New Discovery.

EXAMPLES

If you surrender or annuitize your contract at the end of the applicable time period, you would pay the following expenses on a
$1,000 investment, assuming a 5% annual return on assets:
                                      ONE        THREE      FIVE    TEN
                                      YEAR      YEARS     YEARS     YEARS
VIP Money Market                      99        128       160          216
VIP High Income                      103       140       180           257
VIP Equity-Income                    101       136       173           244
VIP Growth (3)                       103       139       179           255
VIP Overseas (3)                     105       146       191           279
VIP II Asset Manager                 102       138       177           251
VIP II Investment Grade Bond         101       136       173           244
VIP II Contrafund                    103       140       180           257
VIP II Asset Manager:  Growth (3)    103       142       183           263
VIP II Index 500                      98       127       158           213
VIP III Growth & Income              103       140       179           256
VIP III Balanced                     102       137       175           247
VIP III Growth Opportunities (3)     103       141       182           261
American Century VP Capital Appreciation   106  149      195           287
American Century VP Value            106       149       195           287
American Century VP Balanced         106       149       195           287
American Century VP International    111       164       219           335
American Century VP Income & Growth     93     120       149           256
MFS VIT Emerging Growth                  94    125       158           274
MFS VIT Research                         94    125       159           275
MFS VIT Growth with Income               96    129       165           287
MFS VIT New Discovery                    97    133       172           301
Lord   ,     Abbett VCC Growth and Income      91   114  140           238









If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:
                                     ONE       THREE    FIVE           TEN
                                     YEAR      YEARS    YEARS          YEARS
VIP Money Market                     19        58        100             216
VIP High Income                      23        70        120             257
VIP Equity-Income                    21        66        113             244
VIP Growth (3)                       23        69        119             255
VIP Overseas (3)                     25        76        130             279
VIP II Asset Manager (3)             22        68        117             251
VIP II Investment Grade Bond         21        66        113             244
VIP II Contrafund (3)                23        70        120             257
VIP II Asset Manager:  Growth (3)    23        72        123             263
VIP II Index 500 (4)                 18        57         98             213
VIP III Growth & Income              23        70        119             256
VIP III Balanced (3)                 22        67        115             247
VIP III Growth Opportunities (3)     23        71        122             261
American Century VP Capital Appre    26        79        135             287
American Century VP Value            26        79        135             287
American Century VP Balanced         26        79        135             287
American Century VP International    31        94        159             335
American Century VP Income & Growth     23     70        119           256
MFS VIT Emerging Growth                 24     75        128           274
MFS VIT Research                        24     75        129           275
MFS VIT Growth with Income              26     79        125           287
MFS VIT New Discovery                   27     83        142           301
Lord   ,     Abbett VCC Growth and Income     21     64  110           238

The examples are based on actual expenses for 1998. Actual expenses reflected are net of any fee waivers or expense reimbursements.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical; past or future annual returns may be greater or lesser than the assumed amount. These examples reflect the $35 contract maintenance charge as an annual charge of 0.13% of assets based on an average cash value of $27,000.

Additional Information About

Variable Annuity II

Your "Free Look" Right

You have a right to examine the contract and return it to us. Your request must be postmarked no later than 10 days after you receive your contract. During the "free look" period your premium will be allocated to the VIP Money Market Investment Division. (See "Free Look" on page 14 for more details.)

Transfers

You may transfer your contract value among the investment divisions and between the General Account and the investment divisions. Transfers take effect on the date we receive your request. We require minimum amounts, usually $200, for each transfer.
Transfers are not permitted before the end of the "free look" period or after annuity payments begin.

Currently, we do not charge for making transfers. However, we reserve the right to assess a $25 administrative charge after the 15th transfer in a contract year.

    There are other limitations on transfers to and from the General Account. For limitations on transfers to and from the General Account, see
"The General Account" on page 21.

Financial Information

Condensed financial information for the Separate Account begins at
page    3437     of this prospectus.  Our financial statements, and full
financial statements for the Separate Account, are in the Statement of Additional Information.



Inquiries

If you have any questions about your contract or need to make changes, then contact your financial representative who sold you the contract, or contact us at:

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, South Dakota 57193
(605)  335-5700
SEPARATE ACCOUNT C AND THE FUNDS

Our Separate Account And Its
Investment Divisions

The "Separate Account" is our Separate Account C, established under the insurance laws of the State of South Dakota in March, 1991. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of
1940. This registration does not involve any SEC supervision of its management or investment policies. The Separate Account has a number of investment divisions, each of which invests in shares of a corresponding portfolio of the Funds. You may allocate part or all of your net premiums to any 10 of the 23 investment divisions of our Separate Account.

The Funds

Each of the 23 portfolios available under the contract is commonly called a mutual fund. Each one is a "series" of one of the following open-end diversified investment companies:
1. Fidelity's Variable Insurance Product Fund,
2. Fidelity's Variable Insurance Product Fund II,
3. Fidelity's Variable Insurance Product Fund III,
4. American Century Variable Portfolios, Inc.,
5. Massachusetts Financial Variable Insurance Trusts, and
6. Lord   ,     Abbett's Series Fund, Inc.
Our Separate Account buys and sells the shares of each portfolio at net asset value (with no sales charge). More detailed information about the portfolios and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus and in the Funds' Statements of Additional Information. You should read the Funds' prospectuses carefully before allocating or transferring money to any portfolio.

We may from time to time receive revenue from the Funds and/or from their managers. The amounts of the revenue, if any, may be based on the amount of our investments in the Funds.

Investment Policies Of The Funds' Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

Portfolio/Objective

VIP Market Money
Seeks to earn a high level of current income by investing in high quality money market instruments as is consistent with preserving capital and providing liquidity by investing in high quality money market instruments. (An investment in the VIP Money Market or any other Portfolio is neither insured nor guaranteed by the U.S. Government, and there is no assurance that the Money Market Portfolio will be able to maintain a constant net asset value.)

VIP High Income

Seeks high current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. For a description of the special risks involved in investing in these securities, see the prospectus for the Funds.

VIP Equity-Income

Seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Manager will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

VIP Growth

Seeks capital appreciation by investing in common stocks, although the Portfolio's investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

VIP Overseas

Seeks long-term growth of capital, primarily through investments in foreign securities.

VIP II Asset Manager

Seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

VIP II Investment Grade Bond

Seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment grade fixed income securities.

VIP II Contrafund

Seeks to achieve capital appreciation over the long term by investing in securities of companies whose value the manager believes is not recognized fully by the public.

VIP II Asset Manager:Growth

Seeks to maximize total return over the long term through investments in stocks, bonds, and short-term instruments. This portfolio has a heavier emphasis on stocks than the Asset Manager
Portfolio.

VIP II Index 500

Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of Standard & Poor's Composite Index of 500 Stocks. This is designed as a long-term investment option.

VIP III Growth & Income

Seeks high total return, combining current income and capital appreciation. Invests mainly in stocks that pay current dividends and show earnings potential.

VIP III Balanced

Seeks to balance the growth potential of stocks with the possible income cushion of bonds. Invests in broad selection of stocks, bonds and convertible securities.

VIP III Growth Opportunities

Seeks long-term growth of capital. Invests primarily in common stocks and securities convertible into common stocks, but it has the ability to purchase other securities such as preferred stocks and bonds that may produce capital growth.

American Century VP Capital Appreciation

Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average prospects for appreciation.

American Century VP Value

Seeks long-term capital growth with income as a secondary objective. Invests primarily in equity securities of well-established companies that management believes to be under-valued.

American Century VP Balanced

Seeks capital growth and current income. Invests approximately 60 percent of its assets in common stocks that management considers to have better than average potential for appreciation and the rest in fixed income securities.

American Century VP International

Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation.

American Century VP Income & Growth

Seeks dividend growth, current income and capital appreciation. The Portfolio will seek to achieve its investment objective by investing in common stocks.

MFS VIT Emerging Growth

Seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth capital.

MFS VIT Research

Seeks to provide long-term growth of capital and future income.

MFS VIT Growth with Income

Seeks to provide reasonable current income and long-term growth of capital and income.

MFS VIT New Discovery

Seeks capital appreciation.

Lord   ,     Abbett VCC Growth and Income

Seeks long-term growth of capital and income without excessive fluctuation in market value.

Fidelity Management & Research Company manages the VIP, VIP
II and VIP III portfolios.  American Century Investment
Management, Inc. manages the American Century VP portfolios.
Massachusetts Financial Services Company manages the MFS
Variable Insurance Trusts.  Lord   ,     Abbett & Company manages the
Lord   ,     Abbett Series Fund, Inc.

The Funds sell their shares to Separate Accounts of various insurance companies to support both variable life insurance and variable annuity contracts, and to qualified retirement plans. We currently do not foresee any disadvantages to our contract owners arising from this use of the Funds for mixed and shared funding.
The Funds will monitor for possible conflicts arising out of this practice. If any such conflict or disadvantage does arise, we and/or the applicable Fund may take appropriate action to protect your interests.

The Fund portfolios available under these contracts are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of any of the Funds' portfolios that are available under the contracts may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment adviser or manager and the same investment objectives and policies and a very similar or nearly identical name.

We Own The Assets Of Our Separate Account

We own the assets of our Separate Account and use them to support your contract and other variable annuity contracts. We may permit charges owed to us to stay in the Separate Account. Thus, we may also participate proportionately in the Separate Account. These accumulated amounts belong to us and we may transfer them from the Separate Account to our General Account. The assets in the Separate Account may not be charged with liabilities arising out of our other business. The obligations under the contracts are our obligations. The income, gains and losses (realized and unrealized) of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

Our Right To Change How We Operate Our Separate Account

We have the right to modify how we operate Separate Account C.
In making any changes, we may not seek approval of contract owners (unless approval is required by law). We have the right to:
  add investment divisions to, or remove investment divisions from our Separate Account;
  combine two or more divisions within our Separate Account; withdraw assets relating to our variable annuities from one investment division and put them into another;
  eliminate a portfolio's shares and substitute shares of another portfolio of the Funds or another open-end, registered investment company. This may happen if the portfolio's shares are no longer available for investment or, if in our judgment, further investment in the portfolio is inappropriate in view of Separate Account C's purposes;
  end the registration of our Separate Account under the Investment Company Act of 1940;
  operate our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of "interested persons" of Midland under the Investment Company Act of 1940);
  disregard instructions from contract owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory contract. (We would do so only if required by state insurance regulatory authorities, or otherwise pursuant to insurance law or regulation); and
  operate our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows us to make direct investments. In addition, we may disapprove any change in investment advisers or investment policies unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of any investment division, then you will be notified. We may, for example, cause the investment division to invest in a mutual fund other than or in addition to the current portfolios.

   You may want to transfer the amount in that investment division as a result of changes we have made.

If you wish to transfer the amount you have in that investment division to another division of our Separate Account, or to our General Account, then you may do so, without charge, by writing to our home office. At the same time, you may also change how your premiums are allocated.

DETAILED INFORMATION ABOUT THE CONTRACT

Requirements for Issuance of a Contract

To buy a contract, you must send us an application form and an initial premium payment of at least $2,000. If you enroll in a bank draft investment program or payroll deduction plan for a qualified contract and the monthly premium is at least $100, then the initial premium amount can be lower. This sale must take place through a representative who is licensed and registered to sell the contract. You will then be issued a contract that sets forth precisely your rights and our obligations. Additional premium payments, of at least $50, may then be made by check or money order payable to Midland and mailed to the home office.

If your application is complete, then we will accept or reject it within two business days of receipt. If the application is incomplete, then we will attempt to complete it within five business days. If it is not complete at the end of this period, then we will inform you of the reason for the delay and the premium payment will be returned immediately. Note that you may specifically consent to us keeping the premium payment until the application is complete. Your initial premium payment will be allocated to the VIP Money Market
Investment Division as of the business day we receive it or we accept your application, whichever is later. Each premium received after the "Free Look" period will be allocated to our Separate
Account or General Account on the day of receipt.

Free Look

You have a 10-day Free Look period after you receive your contract. You may review it and decide whether to keep it or cancel it. If you want to cancel the contract, then you must return it to the agent who sold it to you or to our home office. If you cancel your contract, then we will return the greater of:
(1) the premium paid, or
(2) the contract value plus the sum of all charges deducted from the contract value.

The length of the Free Look period may vary in certain states in compliance with specific regulations and legal requirements.

Allocation of Premiums

We allocate your entire contract value to the VIP Money Market Investment Division during the "Free Look" period. You will specify your desired premium allocation on the contract's application form. Your instructions in your application will dictate how to allocate your contract value at the end of the Free Look period (which is administratively assumed to be 15 days after the contract date for reallocation purposes). Allocation percentages may be any whole number (from 10 to 100) and the sum must equal 100.
The allocation instructions in your application will apply to all other premiums you pay, unless you change subsequent premium allocations by providing us with written instructions. You may not allocate your contract value to more than 10 investment divisions of our Separate Account at any point in time. In certain states, allocations to and transfers to and from the General Account are not permitted.

Changing Your Premium Allocation Percentages

You may change the allocation percentages of your premiums by writing to our home office and telling us what changes you wish to make. These changes will affect transactions as of the date we receive your request at our home office. While the Dollar Cost Averaging program is in effect, the allocation percentages that apply to any premiums received will be the DCA allocation percentages unless you specify otherwise. (See "Dollar Cost Averaging" on page 15).

Transfers of Contract Value

You may transfer amounts among the investment divisions and between the General Account and any investment division. Write to our home office to make a transfer of contract value. Currently, you may make an unlimited number of transfers of contract value in each contract year. But we reserve the right to assess a $25 charge after the 15th transfer in a contract year.

The transfer takes effect on the date we receive your request. The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum. For limitations on transfers to and from the General Account, see "The General Account" on page 21.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables you to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. This program may reduce the impact of market fluctuations by allocating monthly, as opposed to allocating the total amount at one time. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request forms and there must be a sufficient amount in the DCA source account. DCA is only available if the amount in the DCA source account is at least $2,400 at the time DCA is to begin. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. Copies of the DCA request form can be obtained by contacting us at our home office. The election will specify:

1) The DCA source account from which transfers will be made,
2) That any money received with the form is to be placed into the DCA source account,
3) The total monthly amount to be transferred to the other investment divisions, and
4) How that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payment you intend to apply to DCA.

Once you elect DCA, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form.
All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless you specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a contract year.

If it is requested when the contract is issued, then DCA will start at the beginning of the second contract month. If it is requested after issue, then DCA will start at the beginning of the first contract month which occurs at least 30 days after the day the request is received.

DCA will last until the value in the DCA source account falls below the allowable limit or until we receive your written termination request. DCA automatically terminates on the maturity date.
We reserve the right to end the DCA program by sending you one month's notice.

Portfolio Rebalancing

The Portfolio Rebalancing Option allows contract owners, who are not Dollar Cost Averaging, to reset the percentage of contract value allocated to each investment division to a pre-set level. (For example, an owner may specify 30% in the VIP Growth Investment Division, 40% in the VIP High Income Investment Division and
30% in the VIP II Overseas Investment Division.) If you elect this option, then at each contract anniversary We will transfer the amounts needed to "rebalance" the contract value to your specified percentages. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with the Portfolio Rebalancing option, the contract value may only be allocated to up to 10 investment divisions. We reserve the right to end the Portfolio Rebalancing option by sending you one month's notice. The transfer restrictions regarding the General Account are not applicable to the Portfolio Rebalancing option. However, you can not change the election allocated to the General Account by more than 10% at any one time. Contact us at our home office to elect the Portfolio Rebalancing option.

Systematic Withdrawals

The Systematic Withdrawal feature allows you to have a portion of the contract value withdrawn automatically. Under this feature, you may elect to receive preauthorized scheduled partial withdrawals. These payments can be made only while the annuitant is living, before the maturity date, and after the Free Look period. You may elect this option by sending a properly completed Preauthorized Systematic Withdrawal Request Form to our home office. You must designate the systematic withdrawal amount and the period for systematic withdrawal payments. You will also designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semi-annually or annually. See your contract for details on systematic withdrawal options and when each begins.
Each systematic withdrawal is made at the end of the scheduled business day. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, then the withdrawal will be processed on the next business day. You should designate the investment(s) from which the withdrawals should be made.
Otherwise, the deduction caused by the systematic withdrawal will be allocated proportionately to your contract value in the investment divisions and the General Account.

You can stop or modify the systematic withdrawals by sending us a written request, with at least 30 days notice. A proper written request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable. Systematic withdrawals [over a fixed period] or over the annuitant's life expectancy cannot be changed.

Each systematic withdrawal must be at least $100. We reserve the right to change the required minimum systematic withdrawal amount. Upon payment, we reduce the contract value by an amount equal to the payment proceeds plus any applicable contingent deferred sales charge. (See "Sales Charges on Withdrawals" on page 21.) The contingent deferred sales charge applies to systematic withdrawals in the same manner as it applies to other withdrawals. However, systematic withdrawals taken to satisfy IRS required minimum withdrawals and paid under a life expectancy option will not be subject to a contingent deferred sales charge. Any systematic withdrawal that equals or exceeds the cash surrender value will be treated as a complete withdrawal. In no event will payment of a systematic withdrawal exceed the cash surrender value. The contract will automatically terminate if a systematic withdrawal causes the contract's cash surrender value to equal zero.

Systematic withdrawals generally are included in the contract owner's gross income for tax purposes in the year in which the withdrawal occurs, and may be subject to a penalty tax of 10% before age 59-1/2. (See "Taxation of Annuities in General" on page 24.) Additional terms and conditions for the systematic withdrawal program are set forth in your contract and in the application for the program.

Withdrawals

You may withdraw all or part of your cash surrender value by sending us a written request. (Withdrawals may be restricted by a retirement arrangement under which you are covered.) Partial withdrawals from an investment division or the General Account, however, must be made in amounts of $500 or more (except for Systematic withdrawals described above) and cannot reduce your contract value to less than $1,000. If a withdrawal results in less than $1,000 remaining, then the entire contract value must be withdrawn.

Any applicable contingent deferred sales charge and any required tax withholding will be deducted from the amount paid. In addition, upon full withdrawal a contract maintenance charge is also subtracted.

We will generally pay the withdrawal amount from the Separate
Account within seven days after we receive a properly completed withdrawal request. We may defer payment for a longer period only when:

  trading on the New York Stock Exchange is restricted as defined by the SEC;
  the New York Stock Exchange is closed (other than customary weekend and holiday closing);
  an emergency exists as defined by the SEC as a result of which disposal of the Separate Account's securities or determination of the net asset value of each investment division is not reasonably practicable; or
  for such other periods as the SEC may by order permit for the protection of owners.

We expect to pay the withdrawal amount from the General Account promptly, but we have the right to delay payment for up to six months.

Unless you specify otherwise, your withdrawal will be allocated among all investment divisions and the General Account in the same proportion as your contract value bears to each investment division and the General Account. This allocation is subject to minimum amount requirements. The contingent deferred sales charge will be determined without reference to the source of the withdrawal. The charge will be based on the length of time between premium payments and withdrawals. (See "CHARGES, FEES AND
DEDUCTIONS" on page 21.)

A withdrawal will generally have Federal income tax consequences that can include tax penalties and tax withholding. You should consult your tax advisor before making a withdrawal. (See
"FEDERAL TAX STATUS" on page 23.)

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 provides that, in the case of a married participant, a withdrawal request must include the consent of the participant's spouse. This consent must contain the participant's signature and the notarized or properly witnessed signature of the participant's spouse. These spousal consent requirements generally apply to married participants in most qualified pension plans, including plans for self-employed individuals and the Section 403(b) annuities that are considered employee pension benefit plans under the Employee Retirement Income Security Act of 1974 (ERISA).
You should check the terms of your retirement plan and consult with a tax advisor before making a withdrawal.

Participants in the Texas Optional Retirement Program may not make a withdrawal from a contract (including withdrawals to establish an annuity) prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death, or total disability. Such proceeds may, however, be used to fund another eligible vehicle.

Withdrawals from Section 403(b) plans are also severely restricted. (See "FEDERAL TAX STATUS" on page 23.)

Loans

Prior to the maturity date, owners of contracts issued in connection with Section 403(b) or Section 401 (k) qualified plans may request a loan using the contract as security for the loan. Loans are subject to provisions of the Internal Revenue Code and the terms of the retirement program. You should consult a tax advisor before requesting a loan.

Only one loan can be made within a 12 month period. The loan amount must be at least $2,000 and must not exceed the contract value minus any applicable contingent deferred sales charge minus any outstanding prior loans minus loan interest to the end of the next contract year.

The portion of the contract value that is equal to the loan amount will be held in the General Account and will earn interest at a rate of 3% per year. When a loan is requested, you should tell us how much of the loan you want taken from your unloaned amount in the General Account or from the Separate Account investment divisions. If you do not tell us how to allocate your loan, then it will be allocated among all investment divisions and the General
Account in the same proportion as the value of your interest in each division bears to your total contract value. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division.

We charge interest on loans at the rate of 5% per year. Loan interest is due on each contract anniversary. Unpaid interest will be added to the loan and accrue interest. If the total loan plus loan interest equals or exceeds the contract value minus any applicable contingent deferred sales charge and withholding taxes, then the contract will terminate with no further value. In such case, we will give you at least 31 days written notice.

The total loan plus loan interest will be deducted from any amount applied under a payment option or otherwise payable under the contract. The loan agreement will describe the amount, duration, and restrictions on the loan. In general, loans must be repaid in monthly or quarterly installments within 5 years. You are allowed a 30-day grace period from the installment due date. If a quarterly installment is not received within the grace period, then a deemed distribution of the entire amount of the outstanding loan principal, interest due, and any applicable charges under this contract, including any withdrawal charge, will be made. This deemed distribution may be subject to income and penalty tax under the Internal Revenue Code and may adversely affect the treatment of the contract under Internal Revenue Code section 403(b).

If the amount or duration of the loan violates Internal Revenue Code requirements, then you may be subject to income tax or a penalty.
IRS authorities and the Department of Labor suggest that in certain circumstances a loan may result in adverse tax and ERISA consequences for Section 403(b) or Section 401 (k) programs.
A loan has a permanent effect on the contract value because the investment experience of the investment divisions will apply only to the unborrowed portion of the contract value. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the net investment results are greater than 3% while the loan is outstanding, then the contract value will not increase as rapidly as it would have if no debt were outstanding.
If net investment results are below 3%, then the contract value will be higher than it would have been had no loan been outstanding.

Death Benefit

If the annuitant is an owner and dies before the maturity date, then the death benefit must be paid within 5 years of the annuitant's death (other than amounts payable to, or for the benefits of, the surviving spouse of the annuitant as the contingent owner). The value of the death benefit, as described below, will be determined on the business day following the date our home office receives:

(1) due proof of death and
(2)  an election form of how the death benefit is to be paid.
Unless a payment option is selected within 90 days after we receive due proof of death, the death benefit will be paid as a lump sum.
If the annuitant is not an owner and an owner dies before the maturity date, then the contract value will be paid as of the date we receive due proof of death and an election form of how the contract value is to be paid. If the spouse is named as the contingent owner, then the contract will continue with the spouse now being the owner. If the surviving spouse has not been named as the contingent owner, then the contract ends and the contract value (not the death benefit) must be paid out within 5 years of the owner's death.

If an owner dies on or after the maturity date, then any remaining amounts, other than amounts payable to, or for the benefit of, the owner's surviving spouse, must be paid at the same rate as the benefits were being paid at the time of the owner's death. Other rules relating to distributions at death apply to qualified contracts. Death Benefit on the Annuitant's Death Prior to the Maturity
Date.

The death benefit is only paid on the annuitant's death prior to the maturity date (not on the death of the owner unless the owner is also the annuitant). Any loan amount and loan accrued interest outstanding will reduce the death benefit proceeds. (See "Loans" on page 18.) The death benefit paid to the beneficiary will be the greater of:

(a) The current contract value. For this purpose, the current contract value is the value on the business day following the date we receive at our home office the latest of:

(1)  due proof of death and
(2)  An election form of how the death proceeds are to be paid
(or 90 days after we receive due proof of death, if no election form is received), or

(b) 100% of the total premium payments made to your contract, reduced by any prior withdrawals,
  or
(c)  The guaranteed minimum death benefit as defined below.


Guaranteed Minimum Death Benefit

In general, the guaranteed minimum death benefit is the highest contract value on any contract anniversary prior to age 81, adjusted for any withdrawals (see the following example for how withdrawals impact the guaranteed minimum death benefit). less subsequent withdrawals.

The guaranteed minimum death benefit is zero upon issuance of the contract. The guaranteed minimum death benefit is recalculated on the first contract anniversary and every year thereafter, until the contract anniversary immediately preceding the annuitant's 81st birthday. The purpose of the recalculation is to give you the benefit of any positive investment experience under your contract. Your contract's investment experience can cause the guaranteed minimum death benefit to increase on the recalculation date, but cannot cause it to decrease. The guaranteed minimum death benefit determined on a recalculation date is the larger of:

a) The guaranteed minimum death benefit that applied to your contract immediately prior to the recalculation date, or
b)  The contract value on the date of the recalculation.
The new guaranteed minimum death benefit applies to your contract until the next contract anniversary, or until you make a premium payment or withdrawal. Any subsequent premium payments will immediately increase your guaranteed minimum death benefit by the amount of the premium payment. Any partial withdrawal will immediately decrease your guaranteed minimum death benefit by the percentage of the contract value being withdrawn. (This could be more or less than the dollar amount withdrawn.)

Example: Assume that a contract is issued with a $10,000 premium on 5/1/1998 to an owner at attained age 55. No further premiums are made and no withdrawals are made during the first year.
Assume that on the contract anniversary on 5/1/1999 the contract value is $12,000. The guaranteed minimum death benefit is reset on 5/1/1999 to $12,000.

Assume that the contract value increases to $15,000 on 5/1/2000 and decreases to $13,000 on 5/1/2001. The guaranteed minimum death benefit on 5/1/2001 is $15,000.

Assume that by 7/1/2001, the contract value increases to $14,000 and you request a partial withdrawal of $2,800 or 20% of your contract value on that date. The guaranteed minimum death benefit immediately following the partial withdrawal is $12,000 = [$15,000
- .20($15,000)]. (In this example, the contingent deferred sales charge would be taken out of the $2,800 withdrawn.)
Assume that on 9/1/2001 the contract value decreases to $8,000. The guaranteed minimum death benefit remains at $12,000 and the death proceeds payable on 9/1/2001 are $12,000.

Your Contract Value

Your contract value is the sum of your amounts in the various investment divisions and in the General Account (including any amount in our General Account securing a contract loan). Your contract value reflects various charges. Transaction and sales charges are made on the effective date of the transaction. Charges against our Separate Account are reflected daily.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum contract value for amounts allocated to the investment divisions of our Separate Account. You bear the investment risk. An investment division's performance will cause your contract value to go up or down.

Amounts In Our Separate Account

The amount you have in each division is represented by the value of the accumulation units credited to your contract value for that division. The value you have in an investment division is the accumulation unit value times the number of accumulation units credited to you. Amounts allocated, transferred or added to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when you allocate premiums, or transfer amounts to that division. Accumulation units are sold or redeemed when you make withdrawals or transfer amounts from an investment division, and to pay the death benefit when the annuitant dies. We also redeem units to pay for certain charges.

We calculate the number of accumulation units purchased or redeemed in an investment division by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The number of accumulation units credited to you will not vary because of changes in accumulation unit values.
The accumulation units of each investment division have different accumulation unit values. We determine accumulation unit values for the investment divisions at the end of each business day. If the New York Stock Exchange is not open that day, then the transaction will be processed on the next business day. The accumulation unit value for each investment division is initially set at $10.00. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the Funds. They reflect investment income, the portfolios' realized and unrealized capital gains and losses, and the Funds' expenses. The accumulation unit values also reflect the daily asset charge we make to our Separate Account at an effective annual rate of 1.40%. Additional information on the accumulation unit values is contained in the Statement of Additional Information.

The General Account

You may allocate some or all of your contract value to the General Account, subject to certain limitations described below. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports our insurance and annuity obligations. Certain states do not permit allocations and transfers to and from the General Account. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment
Company Act of 1940.  Accordingly, neither the General
Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus which relate to the General Account.

You may accumulate amounts in the General Account by:

  allocating premiums,
  transferring amounts from the investment divisions, or earning interest on amounts you already have in the General
Account.

Transfers, withdrawals and allocated deductions reduce this amount. $250,000 is the maximum amount that, over the contract's life, you can allocate to the General Account through allocating premiums and net transfers (amounts transferred in minus amounts transferred out).

We pay interest on all your amounts in the General Account. The annual interest rate has a minimum guarantee of 3.0%. We may, at our sole discretion, credit interest in excess of 3.0%. You assume the risk that interest credited may not exceed 3.0%.
Currently, we intend to guarantee the interest rate for one year periods, starting at the beginning of each calendar year. Interest is compounded daily at an effective annual rate that equals the annual rate we declare.

You may transfer amounts among the investment divisions and between the General Account and any investment divisions.
However, only 2 transfers are allowed from the General Account per contract year. The total amount transferred from the General
Account in any contract year is limited to the larger of:

1.          the amount in the General Account at the beginning of the
contract year, or
2.  $1,000

CHARGES, FEES AND DEDUCTIONS

Sales Charges on Withdrawals

A contingent deferred sales charge may be imposed on a withdrawal of premiums (including a withdrawal to effect an annuity and on Systematic Withdrawals). This charge partially reimburses us for the selling and distributing costs of this contract. These include commissions and the costs of preparing sales literature and printing
prospectuses.   If the contingent deferred sales charge is insufficient
to cover all distribution expenses, then the deficiency will be met from our surplus that may be, in part, derived from the charges for the assumption of mortality and expense risks (described below).
For the purpose of determining the contingent deferred sales charge, any amount that you withdraw will be treated as being from premiums first, and then from investment income. There is no sales charge on the investment income withdrawn.

The length of time between each premium payment and withdrawal determines the amount of the contingent deferred sales charge.
Premium payments are considered withdrawn in the order that they were received.

The charge is a percentage of the premiums withdrawn and equals:
                   Length of Time from      Contingent
                   Premium Payment          Deferred Sales
                   (Number of Years)        Charge
                                0-1                      8%
                                1-2                      8%
                                2-3                      7%
                                3-4                      7%
                                4-5                      6%
                                5-6                      5%
                                6-7                      4%
                                7-8                      2%
                                 8+                       0%

We will waive the contingent deferred sales charge on either a full or partial surrender after the first contract anniversary, if:

(a) written proof is given to us at our home office that the owner is confined in a state licensed inpatient nursing facility for a total of 90 days, provided we receive your withdrawal request within 90 days after discharge from such facilities; or

(b) A licensed physician provides a written statement to us that the owner is expected to die within the next 12 months due to a non-correctable medical condition. The licensed physician cannot be the owner or part of the owner's immediate family.

This waiver is subject to approval of state insurance authorities.
If you make a full surrender after the contract has been in force for 3 years, and use the proceeds to purchase a life income annuity option from us, then we will waive the contingent deferred sales charge. Amounts withdrawn under the contract to comply with IRS minimum distribution rules and paid under a life expectancy option will not be subject to a contingent deferred sales charge. Amounts withdrawn to comply with IRS minimum distribution rules will reduce the amount available under the Free Withdrawal Amount.

Free Withdrawal Amount

You may withdraw 10% of the total premiums paid without incurring a contingent deferred sales charge. The value of 10% of the total premiums paid is determined on the date of the requested withdrawal. The full 10% is available only if no other withdrawals have been taken in the prior 12 month period. Any withdrawal taken within the last 12 months will reduce the amount that can be taken without incurring a contingent deferred sales charge. No more than 10% of premiums paid will be available in any 12 month period without incurring a contingent deferred sales charge.

Administrative Charge

We charge for our administrative expenses in operating the Separate Account at an effective annual rate of 0.15% of the value of the assets in the Separate Account. The investment divisions' accumulation unit values reflect this charge. We cannot increase this charge.

Mortality and Expense Risk Charge

We charge for mortality and expense risks at an effective annual rate of 1.25% of the value of the assets in the Separate Account. The investment divisions' accumulation unit values reflect this charge. We cannot increase this charge. We expect to profit from this charge.

Contract Maintenance Charge

We deduct a contract maintenance charge of $35 on each contract anniversary on or before the maturity date. We waive this charge if your contract value is $50,000 or more on the contract anniversary. This charge is for our recordkeeping and other expenses incurred in maintaining the contracts. We deduct this charge from each investment division and the General Account in the same proportion as the value of your interest in each has to the total contract value. If the contract is surrendered during a contract year and the contract value is less than $50,000, then we will deduct the full contract maintenance charge for the current contract year at that time.
We may reduce the contract maintenance charge for contracts issued in a manner that results in a savings of administrative expenses. The amount of reductions will be considered on a case-by-case basis and reflect our expected reductions in administrative expenses.

Transfer Charge

Currently, we do not charge you for making transfers of contract value among investment divisions. We reserve the right to assess a $25 charge after the 15th transfer in a contract year.
If we charge you for making a transfer, then we will allocate the charge to the investment divisions from which the transfer is being made. For example, if the transfer is made from two investment divisions, then a $12.50 transfer charge will be allocated to each of the investment divisions. All transfers included in one transfer request count as only one transfer for purposes of any fee.

Charges In The Funds

The Funds charge their portfolios for managing investments and providing services. The portfolios may also pay operating expenses. Each portfolios' charges and expenses vary.

See the Funds' prospectuses for more information. Also see the "FEE TABLE" on page 6.

FEDERAL TAX STATUS

Introduction

The following discussion is general and is not intended as tax advice.

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a contract. Any person concerned about these tax implications should consult a competent tax advisor before making a premium payment. This discussion is based upon Midland's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The qualified contracts are designed for use by individuals in connection with retirement plans which are intended to qualify for special income tax treatment under Sections 401, 403(a), 403(b) or 408 of the Internal Revenue Code (the "Code"). The ultimate effect of Federal income taxes on the contributions, contract value, on annuity payments and on the economic benefit to the owner, the annuitant or the beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on our tax status. In addition, certain requirements must be satisfied in purchasing a qualified contract in connection with a tax qualified plan in order to receive favorable tax treatment. These retirement plans may permit the purchase of the contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan and/or to the participant may result if this contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the contract. With respect to qualified contracts an endorsement of the contract and/or limitations or penalties imposed by the Internal Revenue Code may impose limits on premiums, withdrawals, distributions or benefits, or on other provisions of the contracts. Some retirement plans are subject to distribution and other requirements that are not incorporated into our contract administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Therefore, purchasers of qualified contracts should seek competent legal and tax advice regarding the suitability of the contract for their situation, the applicable requirements and the tax treatment of the rights and benefits of a contract. The following discussion assumes the qualified contracts are purchased in connection with retirement plans that qualify for special Federal income tax treatment described above.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (Treasury Department), adequately diversified. Disqualification of the contract as an annuity contract would result in imposition of Federal income tax to the contract owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. We intend that all Funds underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

In certain circumstances, owners of variable contracts may be considered the owners, for Federal income tax purposes, of the assets of the Separate Account used to support their contracts. In those circumstances, income and gains from the Separate Account assets would be included in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of Separate Account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations, "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policy-owners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."

The ownership rights under the contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of Separate Account assets. For example, the owner has additional flexibility in allocating premium payments and contract values.
These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings that the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the contract as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

Taxation of Annuities in General

Nonqualified Policies.

The following discussion assumes that the contract will qualify as an annuity contract for Federal income tax purposes. "Investment in the Contract" refers to premiums paid minus any prior withdrawals of premiums where prior withdrawals are treated as being earnings first.

Section 72 of the Code governs taxation of annuities in general. We believe that the owner generally is not taxed on increases in contract value until distribution occurs either in the form of a lump sum received by withdrawing all or part of the contract value (i.e., "withdrawals") or as annuity payments under the annuity income option elected. The exception to this rule is the treatment afforded to owners that are not natural persons. Generally, an owner of a contract who is not a natural person must include in income any increase in the excess of the owner's contract value over the owner's Investment in the Contract during the taxable year, even if no distribution occurs. There are, however, exceptions to this rule that you may wish to discuss with your tax counsel. The following discussion applies to contracts owned by natural persons.
The taxable portion of a distribution (in the form of an annuity or lump sum payment) is taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the contract value generally will be treated as a distribution. Generally, in the case of a withdrawal under a nonqualified contract, amounts received are first treated as taxable income to the extent that the contract value immediately before the withdrawal exceeds the Investment in the Contract at that time. Any additional amount is not taxable.

Although the tax consequences may vary depending on the annuity income option elected under the in general, only the portion of the annuity payment that represents the amount by which the contract value exceeds the Investment in the Contract will be taxed. For fixed annuity payments, in general, there is no tax on the amount of each payment which represents the same ratio that the Investment in the Contract bears to the total expected value of the annuity payment for the term of the payment; however, the remainder of each annuity payment is taxable. For variable annuity payments, in general, a specific dollar amount of each payment is not taxed. The dollar amount is determined by dividing the Investment in the Contract by the total number of expected periodic payments. The remainder of each annuity payment is taxable.

Any distribution (as either fixed or variable payments) received after you have recovered the investment in the contract will be fully taxable.

Amounts may be distributed from a contract because of the death of the owner or an annuitant. Generally, such amounts are included in the income of the recipient as follows:

(1) if distributed in a lump sum, they are taxed in the same manner as a withdrawal from the contract; or
(2) if distributed under a payment option, they are taxed in the same way as annuity payments.

For these purposes, the Investment in the contract is not affected by an owner's or annuitant's death. That is, the Investment in the Contract remains the amount of any premiums paid which were not excluded from gross income.

In the case of a distribution pursuant to a nonqualified contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

(1) made on or after the date on which the owner is actual age 59-1/2,
(2) made as a result of death or disability of the owner, or
(3) received in substantially equal payments as a life annuity
(subject to special "recapture" rules if the series of payments is subsequently modified).

Other tax penalties may apply to certain distributions under a Qualified Contract.

Possible Changes in Taxation. In past years, legislation has been proposed from time to time that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change.) Transfers, Assignments or Exchanges of a Contract. A transfer of a contract's ownership, the designation of an annuitant, payee or other beneficiary who is not also the owner, the selection of certain maturity dates or the exchange of a contract may result in certain tax consequences to the owner that are not discussed herein. An owner contemplating any such transfer, assignment or exchange of a contract should contact a competent tax advisor with respect to the potential tax effects of such transaction.

Multiple Contracts

All nonqualified deferred annuity contracts entered into after October 12, 1988 that are issued by the same insurance company (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in gross income under Code Section 72(a). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, a contract owner should consult a competent tax advisor before purchasing more than one annuity contract.

Qualified Policies

The rules governing the tax treatment of distributions under qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Generally, in the case of a distribution to a participant or beneficiary under a contract purchased in connection with these plans, only the portion of the payment in excess of the Investment in the Contract allocated to that payment is subject to tax. The Investment in the Contract equals the portion of premiums invested in the contract that were not excluded from your gross income, and may be zero. In general, for allowed withdrawals, a ratable portion of the amount received is taxable, based on the ratio of the Investment in the Contract to the total contract value.
The amount excluded from a taxpayer's income will be limited to an aggregate cap equal to the Investment in the Contract. The taxable portion of annuity payments is generally determined under the same rules applicable to nonqualified contracts. However, special favorable tax treatment may be available for certain distributions (including lump sum distributions). Adverse tax consequences may result from distributions prior to age 59-1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in certain other circumstances. For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which you (or the plan participant) (i) reach age 70 1/2 or (ii) retire, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which you (or the plan participant) reach age 70 1/2. For IRAs described in Section
408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which you (or the plan participant) reach age 70 1/2. Roth IRAs under
Section 408A do not require distributions at any time prior to your death.

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A
Qualified Contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

(1) elective contributions made in years beginning after December
31, 1988;
(2) earnings on those contributions; and
(3) earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon death of the employee, attainment of age 59-1/2, or hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Code sections 219 and 408 permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." Individual Retirement Annuities are subject to limitations on the amount that may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of retirement plans may be placed into an Individual Retirement Annuity on a tax deferred basis. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees.

Code section 401(a) allows employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant, or to both may result if this contract is assigned or transferred to any individual as a means to provide benefit payments.

Our Income Taxes

The operations of our Separate Account are included in our Federal income tax return and we pay no tax on investment income and capital gains reflected in variable annuity contract reserves. However, the 1990 Tax Act requires a negative reserve, based on premiums, to be established. This reserve will cause our taxable income to increase. We reserve the right to charge the Separate Account for this and any other such taxes in the future if the tax law changes and We incur additional Federal income taxes which are attributable to our Separate Account. This charge will be set aside as a provision for taxes which we will keep in the investment divisions rather than in our General Account. We anticipate that owners would benefit from any investment earnings that are not needed to maintain this provision.

We may have to pay state and local taxes (in addition to applicable taxes based on premiums) in several states. At present, these taxes are not substantial. If they increase, however, then charges may be made for such taxes when they are attributable to our Separate Account.

Withholding

Distributions from contracts generally are subject to withholding for your Federal income tax liability. The withholding rate varies according to the type of distribution and your tax status. You will be provided the opportunity to elect not to have tax withheld from distributions.

"Eligible rollover distributions" from section 401(a) plans and 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. If you choose a "direct rollover" from the plan to another tax-qualified plan or IRA, then the 20% withholding does not apply.

The Interest and Dividend Tax Compliance Act of 1983 requires recipients, including those who have elected out of withholding, to supply their Taxpayer Identification Number (Social Security
Number) to payers of distributions for tax reporting purposes. Failure to furnish this number when required may result in the imposition of a tax penalty and will subject the distribution to the withholding requirements of the law described above.

MATURITY DATE

The maturity date is the contract anniversary nearest the annuitant's attained age 90 (unless restricted by the laws of the state in which this contract is delivered)). You may elect a different maturity date by sending a written request to us at least 31 days before the requested new maturity date. The requested maturity date must be a contract anniversary. The requested maturity date cannot be later than the annuitant's attained age 90 and cannot be earlier than the 10th contract anniversary. For qualified contracts the requested maturity date cannot be earlier than the annuitant attained age 59-1/2.

If you have not previously specified otherwise and have not elected certain systematic withdrawal options, then on the maturity date you may:

1. take the cash surrender value (in some states, the contract value) in one lump sum, or
2. convert the contract value into an annuity payable to the annuitant under one or more of the payment options described below.

   SELECTINGEFFECTING AN ANNUITY OPTION

You may apply the proceeds of a withdrawal to effect an annuity.
Unless you choose otherwise, the amount of the proceeds from the General Account will be applied to a 10 year certain and life fixed payout and the amount of the proceeds from the Separate Account will be applied to a 10 year certain and life variable payout. The first monthly annuity payment will be made within one month after the maturity date. Variable payment options are not available in certain states.

Currently, the payment options are only available if the proceeds applied are $1,000 or more and the first periodic payment will be at least $20.

The payee's actual age will affect each payment amount for annuity income options involving life income. The amount of each annuity payment to older payees will be greater than for younger payees because payments to older payees are expected to be fewer in number. For annuity income options that do not involve life income, the length of the payment period will affect the amount of each payment. With a shorter period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.

The payee or any other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

Payment options will be subject to our rules at the time of selection. We must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary or an assignee. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer you a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.
You choose a payment option when you apply for a contract and may change it by writing to our home office.

Fixed Options

Payments under the fixed options are not affected by the investment experience of any investment division. The value as of the maturity date will be applied to the fixed option selected. Thereafter, interest or payments are fixed according to the options chosen. The following fixed options are available:

1. Deposit Option: The money will stay on deposit with us for a period that we agree upon. You will receive interest on the money at a declared interest rate.

2. Installment Options: There are two ways that we pay installments:

(a) Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.

(b) Fixed Amount: We will pay the sum in installments in an amount that we agree upon. We will continue to pay the installments until we pay the original amount, together with any interest you have earned.

3. Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 3 ways to receive the income. We will guarantee payments for:

(a) at least 10 years (called "10 Years Certain and Life");
(b) at least 20 years (called "20 Years Certain and Life"); or
(c) payment only for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, then only one payment will be made.

4. Other: You may ask us to apply the money under any option that we make available at the time the benefit is paid.

We guarantee interest under the fixed options at a rate of 2.75% a year. We may also credit interest under the fixed deposit options at a rate that is above the 2.75% guaranteed rate.

Variable Options

Payments under the variable options will vary in amount depending on the investment experience of the investment divisions. Variable payment options are not available in certain states.

The annuity tables contained in the contract are based on a 5% (five percent) assumed investment rate. This is a fulcrum rate around which variable annuity payments will fluctuate to reflect whether the investment experience of the investment divisions is better or worse than the assumed investment rate. If the actual investment experience exceeds the assumed investment rate, then the payment will increase. Conversely, if the actual investment experience is less than the assumed investment rate, then payments will decrease.
We determine the amount of the first monthly variable payment by applying the value in each investment division (as of a date not more than 10 business days prior to the maturity date) to the appropriate rate (from the annuity tables in the contract) for the payout options selected using the payee's age and sex (where permissible). The amount of the first payment will then be used to determine the number of annuity units for each investment division. The number of annuity units is used to determine the amount of subsequent variable payments.

The annuity unit value for each investment division will be set at $10 on the first day there are contract transactions in our Separate Account. Thereafter the annuity unit value will vary with the investment experience of the investment division and will reflect the daily asset charge we make at an effective annual rate of 1.40%.
The annuity unit value will increase if the net investment experience (investment experience minus the asset charge) is greater than the 5% assumed investment rate. The annuity unit value will decrease if the net investment experience is less than the 5% assumed investment rate.

The amount of each subsequent variable payment will be determined for each investment division by multiplying the number of annuity units by the annuity unit value.

Additional information on the variable annuity payments is contained in the Statement of Additional Information that can be obtained by writing to our home office.

The following variable options are available:

1. Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 3 ways to receive the income. We will guarantee payments for:

(a) at least 10 years (called "10 Years Certain and Life");
(b) at least 20 years (called "20 Years Certain and Life"); or
(c) payment only for life. With a life only payment option, payments will only be made as long as the annuitant is alive. Therefore, if the payee dies after the first payment, only one payment will be made.

2. Other: You may ask us to apply the money under any option that we make available at the time the benefit is paid.

Transfers after the Maturity Date

After the maturity date, one transfer per contract year may be made among the investment divisions. The transfer will take effect as of the date we receive your request. The transfer request must be received at least 10 business days before the due date of the first annuity payment to which the change will apply. Transfers after the annuity payments have started will be based on the annuity unit values. There will be no transfer charge for this transfer. No transfers are allowed from a fixed annuity option to a variable annuity option or vice versa.

ADDITIONAL INFORMATION

Midland National Life Insurance Company

We are Midland National Life Insurance Company, a stock life insurance company. Midland was organized in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company." We were reincorporated as a stock life insurance company, in 1909. Our name "Midland" was adopted in 1925. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico. Our address is:

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193
(605) 335-5700
Midland is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Your Voting Rights As an Owner

Fund Voting Rights

We invest the assets of our Separate Account divisions in shares of the Funds' portfolios. Midland is the legal owner of the shares and has the right to vote on certain matters. Among other things, we may vote:

  to elect the Funds' Board of Directors,
  to ratify the selection of independent auditors for the Funds, on any other matters described in the Funds' current prospectuses or requiring a vote by shareholders under the Investment
Company Act of 1940, and
  to change the investment objectives and policies.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares that are allocated to your contract. We will vote at shareholders meetings according to your instructions.

The Funds will determine how often shareholder meetings are held.
As we receive notice of these meetings, we will ask for your voting instructions. The Funds are not required to hold a meeting in any given year.

If we do not receive instructions in time from all contract owners, then we will vote those shares in the same proportion as we vote shares for which we have received instructions in that portfolio. We will also vote any Fund shares that we alone are entitled to vote in the same proportions that contract owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Fund in our own right or to restrict owner voting, then we may do so.

How We Determine Your Voting Shares

You may participate in voting only on matters concerning the Fund portfolios in which your contract value has been invested. We determine your voting shares in each division by dividing the amount of your contract value allocated to that division by the net asset value of one share of the corresponding Fund portfolio. This is determined as of the record date set by the Fund's Board for the shareholders meeting. We count fractional shares.

If you have a voting interest, then we will send you proxy material and a form for giving us voting instructions. In certain cases, we may disregard instructions relating to changes in the Fund's adviser or the investment policies of its portfolios. We will advise you if we do.

Voting Privileges Of Participants In Other Companies

Other insurance companies own shares in the Funds to support their variable life insurance and variable annuity products. We do not foresee any disadvantage to this. Nevertheless, the Funds' Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If we disagree with any Fund action, then we will see that appropriate action is taken to protect our contract owners. If we ever believe that any of the Funds' portfolios are so large as to materiality impair its investment performance, then we will examine other investment options.

Our Reports to Owners

Shortly after the end of each contract year, we will send you a report
that shows  your contract value, and    any transactions involving your
contract value that occurred during the year. Transactions include your premium allocations, transfers and withdrawals made in that year.
We will also send you semi-annual reports with financial information on the Funds, including a list of the investments held by each portfolio.

Confirmation notices will be sent to you for transfers of amounts between investment divisions and certain other contract transactions.

Contract Periods, Anniversaries

We measure contract years, contract months and contract anniversaries from the contract date shown on your contract's information page. Each contract month begins on the same day in each contract month. The calendar days of 29, 30, and 31 are not used.

Dividends

We do not pay any dividends on the contract described in this prospectus.

Performance

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. The performance information is based on the historical investment experience of the investment division and the portfolios and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in portfolio share price, the automatic reinvestment by the Separate Account of all distributions and the deduction of applicable charges (including any contingent deferred sales charges that would apply if you surrendered the contract at the end of the period indicated). Quotations of total return may also be shown that do not take into account certain contractual charges such as the contingent deferred sales charge. The total return percentage will be higher under this method than under the standard method described above.
A cumulative total return reflects performance over a stated period of time. If the performance had been constant over the entire period, then an average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return. Because average annual total returns tend to smooth out variations in an investment division's returns, you should recognize that they are not the same as actual year-by-year results.
Some investment divisions may also advertise yield. These measures reflect the income generated by an investment in the investment divisions over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses or the contingent deferred sales charge. The standard quotations of yield reflect the contract maintenance charge.

The VIP Money Market investment division may advertise its current and effective yield. Current yield reflects the income generated by an investment in the investment division over a 7 day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The VIP II Investment Grade Bond and the VIP High Income investment divisions may advertise a 30 day yield which reflects the income generated by an investment in the investment division over a 30 day period.
Midland may also advertise performance figures for the investment divisions based on the performance of a portfolio prior to the time the Separate Account commenced operations.

Your Beneficiary

You name your beneficiary in your contract application. The beneficiary is entitled to the insurance benefits of the contract. You may change the beneficiary during the annuitant's lifetime by writing to our home office. If no beneficiary is living when the annuitant dies, then we will pay the death benefit to the annuitant's estate.

Assigning Your Contract

You may assign your rights in this contract. You must send a copy of the assignment to our home office. We are not responsible for the validity of the assignment or for any payment we make or any action we take before we receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

When We Pay Proceeds From This Contract

We will generally pay any death benefits, withdrawals, or loans within seven days after receiving the required form(s) at our home office. Death benefits are determined as of the date we receive due proof of death and the election of how the death benefit is to be paid. We may delay payment for one or more of the following reasons:

1)  We cannot determine the amount of the payment because:
a) the New York Stock Exchange is closed,
b) trading in securities has been restricted by the SEC, or
c)  the SEC has declared that an emergency exists,
2) the SEC by order permits us to delay payment to protect our owners, or
3)  your premium checks have not cleared your bank.
We may defer payment of any withdrawal or surrender from the General Account, for up to 6 months after we receive your request.

Sales Agreements

The contract will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are registered representatives of Walnut Street Securities (WSS), or broker-dealers who have entered into written sales agreements with WSS. WSS, the principal underwriter of the contracts, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

The mailing address for WSS is:
670 Mason Ridge Center
Suite 300
St. Louis, Missouri 63141-8557

We will pay agents a commission of up to 6.5% of premiums paid.
We may sell our contracts through broker-dealers registered with the SEC under the Securities Exchange Act of 1934 that enter into selling agreements with us. The commission for broker-dealers will be no more than that described above, except in the first year when we may pay 6.7% of premiums.

Regulation

We are regulated and supervised by the South Dakota Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where we sell contracts. This contract has been filed with and approved by insurance officials in those states. The provisions of this contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell contracts. The officials are responsible for reviewing our reports to be sure that we are financially sound and are complying with the applicable laws and regulations. We are also subject to various federal securities laws and regulations.

Year 2000 Compliance Issues

Midland National Life is in the process of updating its administrative systems to accommodate all Year 2000 issues.
Midland does not anticipate any material financial impact in processing and completing the changes required to comply with the Year 2000 issues.

Discount for Midland Employees

Midland employees may receive a contribution to the contract of 65% of the first year commission that would normally have been paid on the employee's first year premiums. Midland will pay this contribution.

Legal Matters

The law firm of Sutherland Asbill & Brennan LLP, Washington,
DC, has provided advice regarding certain matters relating to federal securities laws. We are not involved in any material legal proceedings.


Experts

The financial statements of Midland National Life Separate Account
C and Midland National Life Insurance Company, included in the registration statement, have been audited by Coopers & Lybrand
LLP, independent auditors, for the periods indicated in their report which appears in the registration statement. The address for Coopers & Lybrand LLP is:

IBM Park Building
Suite 1300
650 Third Avenue South

Minneapolis, MN 55402-4333
The financial statements audited by Coopers & Lybrand LLP have been included in reliance on their reports given upon their authority as experts in accounting and auditing.

Statement of Additional Information

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. This Statement of Additional Information can be acquired by checking the appropriate box on the application form, by writing our home office, or by calling the Statement of Additional Information Toll Free number at 1 800-272-1642. The following is the Table of Contents for the Statement of Additional Information:


CONDENSED FINANCIAL INFORMATION

                              Accumulation       Number of
                              Unit Value at      Accumulation     Accumulation
Investment                     Beginning of      Unit Value at    Units at End
Division                          Period         End of Period    of Period

VIP Money Market
1993(1)                            10.00                  10.02        3,675
1994                               10.02                  10.31      207,115
1995                               10.31                  10.76      320,841
1996                               10.76                  11.18      450,641
1997                               11.18                  11.63      534,936
1998

VIP High Income
1993(1)                            10.00                10.22          2.68
1994                                10.20                29.93       70,977
1995                                  9.93                11.8      139,335
1996                                11.83                13.26      221,760
1997                                13.26                13.58      221,760
1998

VIP Equity-Income
1993(1)                            10.00                 10.16         2,861
1994                               10.16                 10.71       163,874
1995                               10.71                 14.35       385,807
1997                               14.35                 16.09       696,083
1998                               16.09                 20.33       929,862

VIP Growth
1993                               10.00                 10.09         2,539
1994                               10.09                   9.80      160,540
1995                                 9.80                 13.32      347,738
1996                               13.32                 15.01       700,985
1997                               15.01                 18.28       917,650
1998

VIP Overseas
1993(1)                             10.00                10.40        1,706
1994                                10.40                10.30      147,456
1995                                10.37                11.36      217,322
1996                                11.36                12.59      282,107
1997                                12.59                13.85      336,988
1998

VIP II Asset Manager
1993(1)                             10.00                10.48       11,474
1994                                10.48                  9.67     280,056
1995                                  9.67                11.22     362,467
1996                                11.22                12.65      447,842
1997                                12.65                15.05      534,109
1998

VIP II Investment Grade Bond
1993(1)                           10.00               10.06          124
1994                              10.06                9.52       31,444
1995                               9.52               11.03       52,431
1996                              11.03               11.22       97,711
1997                              11.22               12.06      136,067
1998

VIP II Contrafund
1995(2)                            10.00               11.84       35,906
1996                                 11.84               14.17    187,702
1997                                 14.17               17.34    397,591
1998

                               Accumulation         Number of
                               Unit Value at        Accumulation    Accumulation
Investment                     Beginning of         Unit Value at   Units at End
Division                          Period            End of Period   of Period


VIP II Asset Manager: Growth
1995(2)                           10.00                      11.48     13,682
1996                                11.48                      13.56   71,781
1997                                13.56                      16.72  176,790
1998

VIP II Index 500
1993(1)                           10.00                       10.15         22
1994                                10.15                       10.11   32,675
1995                                10.11                       13.79   71,305
1996                                13.79                       16.57  256,789
1997                                16.57                       21.67  497,7741
1998

VIP III Growth & Income
1997                                10.00                       12.36  54,877
1998

VIP III Balanced
1997(3)                           10.00                        11.45    39,701
1998

VIP III Growth Opportunities
1997(3)                           10.00                         12.28   75,926
1998

American Century VP Capital Appreciation
1997(3)                           10.00                         11.35  13,870
1998

American Century VP Value
1997(3)                           10.00                         12.26  44,666
1998

American Century VP Balanced
1997(3)                           10.00                         11.40  13,519
1998

American Century VP International
1997(3)                           10.00                          0.93   34,973
1998

American Century VP Income & Growth
1998(4)

MFS VIT Emerging Growth
1998(4)

MFS VIT Research
1998(4)

MFS VIT Growth with Income
1998(4)

MFS VIT New Discovery
1998(4)

Lord   ,     Abbett VCC Growth and Income
1998(4)

(1)  Period from 10/24/93 to 12/31/93
(2)  Period from 5/1/95 to 12/31/95
(3)  Period from 5/1/97 to 12/31/97
(4)  Period from ______/98 to 12/31/9



6471PMPa.TXT

STATEMENT OF ADDITIONAL
INFORMATION FOR THE
FLEXIBLE PREMIUM DEFERRED
VARIABLE ANNUITY II CONTRACT

Offered by

MIDLAND NATIONAL LIFE INSURANCE
COMPANY

Through Midland National Life Separate Account C

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Flexible Premium Deferred Variable Annuity II Contract ("Contract") offered by Midland National Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 1998, by writing to Midland National Life Insurance Company, One Midland Plaza, Sioux Falls, SD 57193. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION
WITH THE PROSPECTUS FOR THE POLICY.

Dated May 1, 199


TABLE OF CONTENTS
                                   Page
THE CONTRACT
Non-Participation                    3
Misstatement of Age or Sex           3
Proof of Existence and Age           3
Assignment                           3
Annuity Data                         3
Incontestability                     3
Ownership                            3
Entire Contract                      3
Changes in the Contract              3
Protection of Benefits               3
Accumulation Unit Value              3
Annuity Payments                     4
CALCULATION OF YIELDS AND TOTAL RETURNS
VIP Money Market Investment Division Yield Calculation          4
Other Investment Division Yield Calculations                    5
Standard Total Return Calculations Assuming Surrender           5
Other Performance Data                                          6
Adjusted Historical Performance Data                            7
FEDERAL TAX MATTERS
Tax Free Exchanges (1035)                                      10
Required Distributions                                         10
DISTRIBUTION OF THE CONTRACT                                   10
SAFEKEEPING OF ACCOUNT ASSETS                                  10
STATE REGULATION                                               11
RECORDS AND REPORTS                                            11
LEGAL PROCEEDINGS                                              11
LEGAL MATTERS                                                  11
EXPERTS                                                        11
OTHER INFORMATION                                              11
FINANCIAL STATEMENTS                                           11

THE CONTRACT

Non-Participation

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of Midland.

Misstatement of Age or Sex

If the age or sex of the Annuitant or any other payee has been misstated in the application, the Annuity payable under the Contract will be whatever the Contract Value of the Contract would purchase on the basis of the correct age or sex of the Annuitant and/or other payee, if any, on the date Annuity Payments begin. Any overpayment or underpayments by Midland as a result of any such misstatement will be corrected using an interest rate of 6% per year.

Proof of Existence and Age

Before making any payment under the Contract, we may require proof of the existence and/or proof of the age of the Owner or Annuitant.

Assignment

No assignment of a Contract will be binding on Midland unless made in writing and sent to us at our Home Office. Midland is not responsible for the adequacy of any assignment. The Owner's rights and the interest of any Beneficiary not designated irrevocably will be subject to the rights of any assignee of record.

Annuity Data

We will not be liable for obligations which depend on receiving information from a payee until such information is received in a satisfactory form.

Incontestability

The Contract is incontestable after it has been in force, during the Annuitant's lifetime, for two years.

Ownership

Before the Annuitant's death, only the Owner will be entitled to the rights granted by the Contract or allowed by Midland under the Contract, except that the right to choose a Payment Option will belong to the Payee, unless otherwise specified. If the Owner is an individual and dies before the Annuitant, the rights of the Owner belong to the estate of the Owner unless this Contract has been endorsed to provide otherwise.

Entire Contract

We have issued the Contract in consideration of the application and payment of the first premium. A copy of the application is attached to and is a part of the Contract. The Policy Form with the application and any riders make the entire Contract. All statements made by or for the Annuitant are considered representations and not warranties. Midland will not use any statement in defense of a claim unless it is made in the application and a copy of the application is attached to the Contract when issued.

Changes in the Contract

Only Midland's President, a Vice President, the Secretary or an
Assistant Secretary of our Company have the authority to make any change in the Contract and then only in writing. We will not be bound by any promise or representation made by any other person.

Midland may not change or amend the Contract, except as expressly provided in the Contract, without the Owner's consent. However, we may change or amend the Contract if such change or amendment is necessary for the Contract to comply with any state or federal law, rule or regulation.

Protection of Benefits

To the extent permitted by law, no benefit under the Contract will be subject to any claim or process of law by any creditor.

Accumulation Unit Value

We determine Accumulation Unit Values for the Investment Division of Our Separate Account at the end of each Business Day. The Accumulation Unit Value for each Investment Division was set at $10.00 on the first day there were contract transactions in Our Separate Account. After that, the Accumulation Unit Value for any Business Day is equal to the Accumulation Unit Value for the preceding Business Day multiplied by the net investment factor for that division on that Business Day.

We determine the net investment factor for each Investment Division every Business Day as follows:

  First, We take the value of the shares belonging to the division (including any shares from reinvested dividends or capital gain distributions) in the corresponding Fund portfolio at the close of business that day (before giving effect to any contract transaction for that day, such as premium payments or surrenders). For this purpose, We use the share value reported to Us by the Fund.

  Then, We divide this amount by the value of the amounts in the Investment Division at the close of business on the preceding
Business Day (after giving effect to any contract transactions on that day).

  Then, We subtract a daily asset charge for each calendar day between Business Days (for example, a Monday calculation may include charges for Saturday, Sunday, and Monday). The daily charge is .0038626% which is an effective annual rate of 1.40%. This charge is for mortality and expense risks assumed by Us under the contract and to cover administrative costs We incur for transactions related to the Separate Account.

  Finally, We reserve the right to subtract any other daily charge for taxes or amounts set aside as a reserve for taxes. Generally, this means that We would adjust unit values to reflect what happens to the Funds, and also for any charges.

Annuity Payments

The amount of each fixed annuity payment will be set on the Maturity Date and will not subsequently be affected by the investment performance of the Investment Divisions.

The amount of each variable annuity payment will be affected by the investment performance of the Investment Divisions. Variable payment options are not available in certain states.

The dollar amount of the first monthly variable annuity payment is computed for each Investment Division by applying the value in the Investment Division, as of a date not more than 10 business days prior to the Maturity Date, to the appropriate rate for the payout option selected using the age and sex (where permissible) of the Annuitant. The number of Annuity Units for each Investment Division is then calculated by dividing the first variable annuity payment for that Investment Division by the Investment Division's Annuity Unit Value as of the same date.

The dollar amount of each subsequent payment from an Investment
Division is equal to the number of Annuity Units for that Investment Division times the Annuity Unit value for that Investment Division as of a uniformly applied date not more than ten business days before the annuity payment is due.

The payment made to the Annuitant for the first payment and all subsequent payments will be the sum of the payment amounts for each Investment Division.

The Annuity Unit Value for each Investment Division was set at $10 on the first day there were contract transactions in Our Separate Account. After that, the Annuity Unit Value for any business day is equal to (1) multiplied by (2) multiplied by (3) where:

(1) = the Annuity Unit Value for the preceding business day:
(2) = the net investment factor (as described above) for that division on that business day.
(3) = the investment result adjustment factor (.99986634 per day), which recognizes an assumed interest rate of 5% per year used in determining the annuity payment amounts.

Transfers after the Maturity Date will only be allowed once per Contract Year and will be made using the Annuity Unit Value for the Investment Divisions on the date the request for transfer is received. On the transfer date, the number of Annuity Units transferred from the Investment Division is multiplied by the Annuity Unit Value for that Investment Division to determine the value being transferred. This value is then transferred into the indicated Investment Division(s) by converting this value into Annuity Units of the proper Investment Division(s). The Annuity Units are determined by dividing the value being transferred into an Investment Division by the Annuity Unit value of the Investment Division on the transfer date. The transfer shall result in the same dollar amount of variable annuity payment on the date of transfer.

CALCULATION OF YIELDS AND TOTAL RETURNS

VIP Money Market Investment Division Yield Calculation

In accordance with regulations adopted by the Securities and Exchange Commission, Midland is required to compute the VIP Money Market Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses or shares of the VIP Money Market Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) in the value of a hypothetical account having a balance of one unit of the VIP Money
Market Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the contract maintenance charge, annual administrative expenses, the mortality and expense risk charge, and income and expenses accrued during the period. Because of these deductions, the yield for the VIP Money Market Investment Division of the Separate Account will be lower than the yield for the VIP Money Market Portfolio or any comparable substitute funding vehicle.
The Securities and Exchange Commission also permits Midland to disclose the effective yield of the VIP Money Market Investment
Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

The yield on amounts held in the VIP Money Market Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The VIP Money Market Investment Divi-sion's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the VIP Money Market Portfolio or substitute funding vehicle, the types and quality of portfolio securities held by the VIP Money Market Portfolio or substitute funding vehicle, and operating expenses. In addition, the yield figures do not reflect the effect of any Contingent Deferred Sales Charge that may be applicable to a particular Contract. The annualized yield for the seven-day period ending 12/31/97 was 4.07%.

Other Investment Division Yield Calculations

Midland may from time to time disclose the current annualized yield of one or more of the Investment Divisions (except the Money Market Investment Division) for 30-day periods. The annualized yield of an Investment Division refers to income generated by the Investment Division over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. This yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:
YIELD = 2 [ (a - b + 1)6 - 1 ]
cd
Where: a = net investment income earned during the period by the
           Fund (or substitute funding vehicle) attributable to shares owned by the Investment Division.
       b = expenses accrued for the period (net of
           reimbursements).
       c = the average daily number of units outstanding during
           the period.
       d = the maximum offering price per unit on the last day of the period.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all Owner accounts. The yield calculations do not reflect the effect of any Contingent Deferred Sales Charges that may be applicable to a particular Contract. Contingent Deferred Sales Charges range from 8% to 0% of the amount of Premium withdrawn depending on the time elapsed between each premium payment and the withdrawal.
Because of the charges and deductions imposed by the Separate
Account the yield of the Investment Division will be lower than the yield for the corresponding Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the Fund, and its operating expenses.
We currently do not advertise yields for any Investment Division.

Standard Total Return Calculations Assuming Surrender

Midland may from time to time also disclose average annual total returns for one or more of the Investment Divisions for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
P (1 + T)n = ERV
Where:   P = an assumed initial payment of $1,000
         T = average annual total return
         n = number of years
       ERV = ending redeemable value of an assumed $1,000 payment made at the beginning of the one, five, or ten-year period, at the end of the one, five, or ten-year period (or fractional portion thereof).

All recurring fees that are charged to all Owner accounts are recognized in the ending redeemable value. The standard average annual total return calculations which assume the Contract is surrendered will reflect the effect of Contingent Deferred Sales Charges that may be applicable to a particular period.


The following is the average annual total return information for the Investment Divisions of Separate Account C based on the assumption that the contract is surrendered at the end of the time period shown. The returns reflect the impact of any applicable contingent deferred sales charge.
                                                Inception
                                                 of the        1-Year
 Investment Division                            Investment     Period
   with                                          Division       Ended
 Inception Date                                to 12/31/97     12/31/97
VIP Money Market (10/24/93)                         2.35%      -3.33%
VIP II Investment Grade Bond (10/24/93)             3.30%       0.20%
VIP High Income (10/24/93)                          9.76%       8.67%
VIP II Asset Manager (10/24/93)                     9.16%       11.61%
VIP II Index 500 (10/24/93)                         19.43%      23.47%
VIP Equity-Income (10/24/93)                        17.57%      18.95%
VIP Growth (10/24/93)                               14.53%      14.40%
VIP Overseas (10/24/93)                             6.94%        2.65%
VIP II Contrafund (10/24/93)                        21.06%      15.05%
VIP II Asset Manager: Growth (5/1/95)               19.36%      15.96%
VIP III Balanced (5/1/97)                             N/A         N/A
VIP III Growth & Income (5/1/97)                      N/A         N/A
VIP III Growth Opportunities (5/1/97)                 N/A         N/A
American Century VP Balanced (5/1/97)                 N/A         N/A
American Century VP Capital Appreciation (5/1/97)     N/A         N/A
American Century VP Value (5/1/97)                    N/A         N/A
American Century VP International (5/1/97)            N/A         N/A

N/A - The return information for the funds are not reflected as the funds had not been included in Midland National Life Separate Account C for more than 12 months at 12/31/1997.

Midland may from time to time also disclose average annual total returns in a format which assumes the Contract is kept in-force through the time period shown. Such returns will be identical to the format which assumes the Contract is surrendered except that the Contingent Deferred Sales Charge percentage will be assumed to be zero. The returns which assume the Contract is kept in-force will only be shown in conjunction with returns which assume the Contract is surrendered.
The following is the average annual total return information for the Investment Division of Separate Account C based on the assumption that the contract is kept in-force through the end of the time period shown. The contingent deferred sales charges are set to zero.

                                                Inception
                                                 of the
   Investment Division                         Investment  1-Year Period
         with                                   Division        Ended
     Inception Date                            to 12/31/97    12/31/97
VIP Money Market (10/24/93)                        3.53%        3.87%
VIP II Investment Grade Bond (10/24/93)            4.44%        7.40%
VIP High Income (10/24/93)                         10.71%       15.87%
VIP II Asset Manager (10/24/93)                    10.12%       18.81%
VIP II Index 500 (10/24/93)                        20.15%       30.67%
VIP Equity-Income (10/24/93)                       18.33%       26.15%
VIP Growth (10/24/93)                              15.36%       21.60%
VIP Overseas (10/24/93)                            7.96%        9.85%
VIP II Contrafund (10/24/93)                       22.75%       22.25%
VIP II Asset Manager: Growth (5/1/95)              21.09%       23.16%
VIP III Balanced (5/1/97)                          N/A          N/A
VIP III Growth & Income (5/1/97)                   N/A          N/A
VIP III Growth Opportunities (5/1/97)              N/A          N/A
American Century VP Balanced (5/1/97)              N/A          N/A
American Century VP Capital Appreciation (5/1/97)  N/A          N/A
American Century VP Value (5/1/97)                 N/A          N/A
American Century VP International (5/1/97)         N/A          N/A
N/A - The return information for these Investment Divisions is not reflected as the funds had not been included in Midland National Life Separate Account C for more than 12 months at 12/31/1997.

Other Performance Data

Midland may from time to time also disclose cumulative total returns in conjunction with the annual returns described above. The cumulative returns will be calculated using the following formula. The cumulative returns which assume the Contract is kept in-force assume that the Contingent Deferred Sales Charge percentage will be zero.
CTR = [ERV/P] - 1
Where: CTR = the cumulative total return net of Investment Division recurring charges for the period.
       ERV = ending redeemable value of an assumed $1,000 payment at the beginning of the one, five, or ten year period at the end of the one, five, or ten-year period (or fractional portion thereof).
         P = an assumed initial payment of $1,000

The returns which assume the Contract is kept in-force will only be shown in conjunction with returns which assume the Contract is surrendered.

Midland may also disclose the value of an assumed payment of $10,000 (or other amounts) at the end of various periods of time.
The following is the cumulative total return information for the Investment Division of Separate Account C. The returns are based on the assumption that the contract is surrendered at the end of the time period shown and the returns reflect the impact of any applicable Contingent Deferred Sales Charge.

                                                 Inception
                                                  of the          1-Year
    Investment Division                         Investment        Period
          with                                    Division        Ended
    Inception Date                               to 12/31/97     12/31/97
VIP Money Market (10/24/93)                        10.24%         -3.33%
VIP II Investment Grade Bond (10/24/93)            14.56%         0.20%
VIP High Income (10/24/93)                         47.74%         8.67%
VIP II Asset Manager (10/24/93)                    44.35%         11.61%
VIP II Index 500 (10/24/93)                        110.36%        23.47%
VIP Equity-Income (10/24/93)                       96.99%         18.95%
VIP Growth (10/24/93)                              76.55%         14.40%
VIP Overseas (10/24/93)                            32.43%         2.65%
VIP II Contrafund (10/24/93)                       66.60%         15.05%
VIP II Asset Manager: Growth (5/1/95)              60.43%         15.96%
VIP III Balanced (5/1/97)                          N/A            N/A
VIP III Growth & Income (5/1/97)                   N/A            N/A
VIP III Growth Opportunities (5/1/97)              N/A            N/A
American Century VP Balanced (5/1/97)              N/A            N/A
American Century VP Capital Appreciation (5/1/97)  N/A            N/A
American Century VP Value (5/1/97)                 N/A            N/A
American Century VP International (5/1/97)         N/A            N/A

N/A - The return information for these Investment Divisions is not reflected as the funds had not been included in Midland National Life Separate Account C for more than 12 months at 12/31/1997.

The following is the cumulative total return information for the Investment Division of Separate Account C. The returns are based on the assumption that the contract is kept in-force through the end of the time period shown and the contingent deferred sales charges are set to zero.
                                                 Inception
                                                  of the          1-Year
    Investment Division                         Investment        Period
          with                                    Division        Ended
    Inception Date                               to 12/31/97    12/31/97
VIP Money Market (10/24/93)                        15.64%         3.87%
VIP II Investment Grade Bond (10/24/93)            19.96%         7.40%
VIP High Income (10/24/93)                         53.14%         15.87%
VIP II Asset Manager (10/24/93)                    49.75%         18.81%
VIP II Index 500 (10/24/93)                        115.76%        30.67%
VIP Equity-Income (10/24/93)                       102.39%        26.15%
VIP Growth (10/24/93)                              81.95%         21.60%
VIP Overseas (10/24/93)                            37.83%         9.85%
VIP II Contrafund (10/24/93)                       72.90%         22.25%
VIP II Asset Manager: Growth (5/1/95)              66.73%         23.16%
VIP III Balanced (5/1/97)                          N/A            N/A
VIP III Growth & Income (5/1/97)                   N/A            N/A
VIP III Growth Opportunities (5/1/97)              N/A            N/A
American Century VP Balanced (5/1/97)              N/A            N/A
American Century VP Capital Appreciation (5/1/97)  N/A            N/A
American Century VP Value (5/1/97)                 N/A            N/A
American Century VP International (5/1/97)         N/A            N/A

N/A - The return information for the funds are not reflected as the funds had not been included in Midland National Life Separate Account C for more than 12 months at 12/31/1997.

Adjusted Historical Performance Data

Midland may also disclose adjusted historical performance data for an Investment Division for periods before the Investment Division commenced operations, based on the assumption that the Investment Division was in existence before it actually was, and that the Investment Division had been invested in a particular portfolio that was in existence prior to the Investment Division's commencement of operations. The port-folio used for these calculations will be the actual portfolio that the Investment Division will invest in.

Adjusted historical performance data of this type will be calculated as follows. First, the value of a hypothetical $1,000 investment in the applicable portfolio is calculated on a monthly basis by comparing the net asset value per share at the beginning of the month with the net asset value per share at the end of the month (adjusted for any dividend distributions during the month), and the resulting ratio is applied to the value of the investment at the beginning of the month to get the gross value of the investment at the end of the month. Second, that gross value is then reduced by a "Contract Charges" factor to reflect the charges imposed under the Contract. This Contract Charges factor is calculated by adding the daily charge for mortality and expense risks (1.25% annually) to the daily Administrative Charge (0.15% annually), and then adding an additional amount that adjusts for the annual $35 Contract Maintenance Charge. This additional amount is based on an average Contract Value of $27,000, so it is calculated as $35/$27,000, or 0.13% annually. The total of these three amounts is then divided by 12 to get the monthly Contract Charges factor, which is then applied to the value of the hypothetical initial payment in the applicable portfolio to get the value in the Investment Division. The Contract Charges factor is assumed to be deducted at the beginning of each month. In this manner, the Ending Redeemable Value ("ERV") of an assumed $1,000 initial payment in the Investment Division is calculated each month during the applicable period, to get the ERV at the end of the period. Third, that ERV is then utilized in the formulas above.

This type of performance data may be disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the Contract is not surrendered (i.e., with no deduction for the Contingent Deferred Sales Charge) and assuming that the Contract is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable Contingent Deferred Sales Charge).

The following is the average annual total return information based on the assumption that the Contract is surrendered at the end of the time period shown. The impact of any applicable Contingent Deferred Sales Charges are reflected in the returns. The returns assume that each of the Investment Divisions had been available to Separate Account C since the Portfolio Inception date.
                                                   10-Year  5-year
Investment Division              Inception of the  Period  Period
    with Portfolio                Portfolio to     Ended   Ended
    Inception Date                 12/31/97        12/31/97 12/31/97

VIP Money Market (4/1/82)                  5.27%   4.26%  2.28%
VIP II Investment Grade Bond (12/5/88)     6.64%   N/A    4.61%
VIP High Income (9/19/85)                 10.74%  11.11% 11.51%
VIP II Asset Manager (9/6/89)             11.02%  N/A    10.57%
VIP II Index 500 (8/27/92)                17.61%  N/A    17.56%
VIP Equity-Income (10/9/86)               12.92%  14.97% 17.81%
VIP Growth (10/9/86)                      13.81%  15.43% 15.64%
VIP Overseas (1/28/87)                     6.56%   7.97%  11.72%
VIP II Contrafund (1/3/95)                 24.89%  N/A    N/A
VIP II Asset Manager: Growth (1/3/95)      19.42%  N/A    N/A
VIP III Balanced (1/3/95)                  11.84%  N/A    N/A
VIP III Growth & Income (12/31/96)         19.51%  N/A    N/A
VIP III Growth Opportunities (1/3/95)      23.50%  N/A    N/A
American Century VP Balanced (5/1/91)      8.91%   N/A    8.83%
American Century VP Capital Appreciation(11/20/87) 7.66%   7.05%  3.22%
American Century VP Value (5/1/96)         17.34%  N/A    N/A
American Century VP International (5/1/94)  7.43%   N/A    N/A

The following is the average annual total return information based on the assumption that the Contract is kept in-force through the end of the time period shown. The Contingent Deferred Sales Charges are assumed to be zero. The returns assume that each of the Investment Divisions had been available to Separate Account C since the Portfolio Inception date.

                                                      10-Year  5-Year
Investment Division                 Inception of the  Period  Period
    with Portfolio                      Portfolio to  Ended   Ended
    Inception Date                         12/31/97 12/31/97 12/31/97

VIP Money Market (4/1/82)                      5.27%   4.26%  3.25%
VIP II Investment Grade Bond (12/5/88)         6.64%   N/A    5.50%
VIP High Income (9/19/85)                     10.74%  11.11% 12.20%
VIP II Asset Manager (9/6/89)                 11.02%  N/A    11.28%
VIP II Index 500 (8/27/92)                    18.02%  N/A    18.12%
VIP Equity-Income (10/9/86)                   12.92%  14.97% 18.36%
VIP Growth (10/9/86)                          13.81%  15.43% 16.24%
VIP Overseas (1/28/87)                         6.56%   7.97% 12.40%
VIP II Contrafund (1/3/95)                    26.23%  N/A    N/A
VIP II Asset Manager: Growth (1/3/95)         20.88%  N/A    N/A
VIP III Balanced (1/3/95)                     13.50%  N/A    N/A
VIP III Growth & Income (12/31/96)            26.71%  N/A    N/A
VIP III Growth Opportunities (1/3/95)         24.87%  N/A    N/A
American Century VP Balanced (5/1/91)          9.24%   N/A    9.59%
American Century VP Capital Appreciation (11/10/87) 7.66%   7.05%  4.16%
American Century VP Value (5/1/96)            21.18%  N/A    N/A
American Century VP International (5/1/94)     8.82%   N/A    N/A

The following is the cumulative total return information based on the assumption that the Contract is surrendered at the end of the time period shown. The impact of any applicable Contingent Deferred Sales Charges are reflected in the returns. The returns assume that each of the Investment Divisions had been available to Separate Account C since the Portfolio Inception date.
                                                    10-Year  5-Year
Investment Division                Inception of the  Period  Period
    with Portfolio                  Portfolio to     Ended   Ended
    Inception Date                   12/31/97        12/31/97 12/31/97

VIP Money Market (4/1/82)              124.57%       51.75%  11.95%
VIP II Investment Grade Bond (12/5/88)  79.21%       N/A     25.27%
VIP High Income (9/19/85)              250.35%      186.84%  72.43%
VIP II Asset Manager (9/6/89)          138.70%       N/A     65.27%
VIP II Index 500 (8/27/92)             138.07%       N/A     124.51%
VIP Equity-Income (10/9/86)            291.68%      303.55%  126.90%
VIP Growth (10/9/86)                   327.70%      319.84%  106.77%
VIP Overseas (1/28/87)                 100.28%      115.23%  74.02%
VIP II Contrafund (1/3/95)              94.70%       N/A      N/A
VIP II Asset Manager: Growth (1/3/95)   70.23%       N/A      N/A
VIP III Balanced (1/3/95)               39.79%       N/A      N/A
VIP III Growth & Income (12/31/96)      19.51%       N/A      N/A
VIP III Growth Opportunities (1/3/95)   88.16%       N/A      N/A
American Century VP Balanced (5/1/91)   76.77%       N/A     52.67%
American Century VP Capital Appreciation (10/20/87)110.99% 97.55% 17.18%
American Century VP Value (5/1/96)      30.58%       N/A      N/A
American Century VP International (5/1/94)  30.08%   N/A      N/A

The following is the cumulative total return information based on the assumption that the Contract is kept in-force through the end of the time period shown. The Contingent Deferred Sales Charges are assumed to be zero. The returns assume that each of the Investment Divisions had been available to Separate Account C since the Portfolio Inception date.
                                                      10-Year  5-Year
Investment Division                 Inception of the  Period  Period
    with Portfolio                      Portfolio to  Ended   Ended
    Inception Date                       12/31/97     12/31/97 12/31/97

VIP Money Market (4/1/82)                    124.57%   51.75%  17.35%
VIP II Investment Grade Bond (12/5/88)         79.21%  N/A     30.67%
VIP High Income (9/19/85)                     250.35% 186.84% 77.83%
VIP II Asset Manager (9/6/89)                 138.70% N/A     70.67%
VIP II Index 500 (8/27/92)                    142.57% N/A     129.91%
VIP Equity-Income (10/9/86)                   291.68% 303.55% 132.30%
VIP Growth (10/9/86)                          327.70% 319.84% 112.17%
VIP Overseas (1/28/87)                        100.28% 115.23% 79.42%
VIP II Contrafund (1/3/95)                    101.00% N/A     N/A
VIP II Asset Manager: Growth (1/3/95)          76.53%  N/A     N/A
VIP III Balanced (1/3/95)                      46.09%  N/A     N/A
VIP III Growth & Income (12/31/96)             26.71%  N/A     N/A
VIP III Growth Opportunities (1/3/95)          94.46%  N/A     N/A
American Century VP Balanced (5/1/91)          80.37%  N/A     58.07%
American Century VP Capital Appreciation (11/20/87)110.99% 97.55% 22.58%
American Century VP Value (5/1/96)             37.78%  N/A     N/A
American Century VP International (5/1/94)     36.38%  N/A     N/A

FEDERAL TAX MATTERS

Tax-Free Exchanges (Section 1035)

Midland accepts Premiums which are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code. Except as required by federal law in calculating the basis of the Contract, the Company does not differentiate between
Section 1035 Premiums and non-Section 1035 Premiums.

We also accept "rollovers" from Contracts qualifying as individual retirement annuities or accounts (IRAs), or any other qualified contract which is eligible to "rollover" into an IRA (except 403(b) contracts). The Company differentiates between nonqualified Contracts and IRAs to the extent necessary to comply with federal tax laws.

Required Distributions

In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the code requires any Nonqualified Contract to provide that (a) if any Owner dies on or after the Annuity Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed (1) within five years after the date of that Owner's death, or (2) as Annuity payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's "Designated Beneficiary" or over a period not extending beyond the life expectancy of that Beneficiary. The Owner's "Designated Beneficiary" is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Owner's Designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Nonqualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

DISTRIBUTION OF THE CONTRACT

Walnut Street Securities (WSS), the principal underwriter of the Contract, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The address for WSS is as follows: Walnut Street Securities, 670 Mason Ridge Center, Suite 300, St. Louis, MO 63141-8557.

The Contracts are offered to the public through brokers, licensed under the federal securities laws and state insurance laws, that have entered into agreements with WSS. The offering of the Contracts is continuous and WSS does not anticipate discontinuing the offering of the Contracts. However, WSS does reserve the right to discontinue the offering of the Contracts. Beginning January 1, 1998 Midland will pay an underwriting commission to WSS equal to 0.1625% of Variable
Annuity II premiums.

Prior to June 1, 1996 Midland paid underwriting commissions to North American Management (NAM) since NAM was the principal underwriter of Midland's Variable Annuity contracts during this time. The following table shows the aggregate dollar amount of underwriting commissions paid to NAM during the last three years. Such underwriting commissions were not paid to WSS during these periods.

                                       Underwriting
                   Year                Commissions
                   1995                $100,715.80
                   1996                $99,593.61
                   1997                0

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by Midland. The assets are kept physically segregated and held separate and apart from our general account assets. Records are maintained of all Premiums and redemptions of Fund shares held by each of the Investment Divisions.



STATE REGULATION

Midland is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by Midland. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners semi-annually at their last known address of record.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject that are material to the Contracts. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to the Separate Account.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the issue and sale of the Contracts has been provided by Sutherland, Asbill & Brennan LLP, of Washington, D.C.

EXPERTS

The financial statements of Midland National Life Separate Account C and Midland National Life Insurance Company included in this
Statement of Additional Information and Registration Statement have been audited by Coopers & Lybrand LLP, independent auditors, for the periods indicated in their report thereon which appears elsewhere herein and in the Registration Statement. The financial statements and schedules audited by Coopers & Lybrand LLP have been included in reliance on their report, given on their authority as experts in accounting and auditing. The mailing address for Coopers & Lybrand LLP is as follows:

Coopers & Lybrand LLP
IBM Park Building, Suite 1300
650 Third Avenue S.
Minneapolis, MN  55402-4333

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries.
For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company should be considered only as bearing on the ability of Midland to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of Separate Account C.

6471vw.TXT

REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Midland National Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of Midland National Life Separate Account C (comprising, respectively, the portfolios of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, The Variable Insurance Products Fund III, and the American Century Variable Portfolios, Inc.) as of December 31, 1997, and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Midland National Life Separate Account C at December 31, 1997, and the results of their operations and changes in their net assets for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.



Minneapolis, Minnesota
March 17, 1998


MIDLAND NATIONAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT C

STATEMENT OF ASSETS AND LIABILITIES
as of DECEMBER 31, 1997

                                                   					                 	 Value
						                                                                     Per
	ASSETS                                        Shares                      Share

Investments at net asset value:
  Variable Insurance Products Fund:
  Money Market Portfolio (cost $6,219,257)         6,219,257               $  1.00        $  6,219,257
  High Income Portfolio (cost $4,228,130)            345,525               13.58           4,692,229
  Equity-Income Portfolio (cost $15,634,537)         778,569               24.28          18,903,655
  Growth Portfolio (cost $13,979,313)                452,150               37.10          16,774,778
  Overseas Portfolio (cost $4,254,960)               243,024               19.20           4,666,058

  Variable Insurance Products Fund II:
  Asset Manager Portfolio (cost $6,905,348)          446,249               18.01           8,036,950
  Investment Grade Bond Portfolio (cost $1,555,929)  130,704               12.56           1,641,646
  Index 500 Portfolio (cost $9,065,168)               94,315              114.39          10,788,748
  Contrafund Portfolio (cost $5,884,117)             345,824               19.94           6,895,729
  Asset Manager Growth Portfolio (cost $2,547,597)   180,725               16.36           2,956,656

  Variable Insurance Products Fund III:
  Balanced Portfolio (cost $443,357)                  31,189               14.58             454,728
  Growth & Income Portfolio (cost $663,503)           54,145               12.53             678,443
  Growth Opportunities Portfolio (cost $895,027)      48,369               19.27             932,079

  American Century Variable Portfolios, Inc.:
  Balanced Portfolio (cost $152,274)                  18,705                8.24             154,125
  Capital Appreciation Portfolio (cost $172,587)      16,260                9.68             157,393
  International Portfolio (cost $387,128)             55,879                6.84             382,210
  Value Portfolio (cost $525,659)                     79,013                6.93             547,559

  Total investments (cost $73,513,891)                                      $       84,882,243

	LIABILITIES


	Total liabilities                                                   $                -

	Net assets                                                          $       84,882,243


The accompanying notes are an integral part of the financial statements.



		   MIDLAND NATIONAL LIFE INSURANCE COMPANY
			   SEPARATE ACCOUNT C

		STATEMENT OF ASSETS AND LIABILITIES - (Continued)
		       as of DECEMBER 31, 1997


	NET ASSETS                      Units             Value

Net assets represented by:
   Variable Insurance Products Fund:
   Money Market Portfolio             534,936            $ 11.63     $    6,219,257
   High Income Portfolio              304,930              15.39          4,692,229
   Equity-Income Portfolio            929,862              20.33         18,903,655
   Growth Portfolio                   917,650              18.28         16,774,778
   Overseas Portfolio                 336,988              13.85          4,666,058

   Variable Insurance Products Fund II:
   Asset Manager Portfolio            534,109              15.05          8,036,950
   Investment Grade Bond Portfolio    136,067              12.06          1,641,646
   Index 500 Portfolio                497,774              21.67         10,788,748
   Contrafund Portfolio               397,591              17.34          6,895,729
   Asset Manager Growth Portfolio     176,790              16.72          2,956,656

   Variable Insurance Products Fund III:
   Balanced Portfolio                  39,701              11.45            454,728
   Growth & Income Portfolio           54,877              12.36            678,443
   Growth Opportunities Portfolio      75,926              12.28            932,079

   American Century Variable Portfolios, Inc.:
   Balanced Portfolio                  13,519              11.40            154,125
   Capital Appreciation Portfolio      13,870              11.35            157,393
   International Portfolio             34,973              10.93            382,210
   Value Portfolio                     44,666              12.26            547,559

     Net assets                                                  $       84,882,243


The accompanying notes are an integral part of the financial statements.


		      MIDLAND NATIONAL LIFE INSURANCE COMPANY
			     SEPARATE ACCOUNT C

		 STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS for the YEARS ENDED DECEMBER 31, 1997, 1996, and 1995

                   									      Combined

                                          							     1997              1996            1995
Investment income:
    Dividend income                                  $  1,222,960    $      610,051    $    385,267
    Capital gains distributions                         2,351,461           852,325         119,444

                                                 							3,574,421         1,462,376         504,711
    Expenses:
    Administrative expense                                 99,060            54,222          25,328
    Mortality and expense risk                            884,316           489,968         217,898

Net investment income (loss)                            2,591,045           918,186         261,485

Realized and unrealized gains(losses) on investments:
    Net realized gains(losses) on investments           2,325,825           945,397         115,024
    Net unrealized appreciation(depreciation) on
    investments                                         6,604,328           2,183,942     2,674,228
    Net realized and unrealized gains(losses) on
    investments                                         8,930,153           3,129,339     2,789,252

Net increase(decrease) in net assets resulting from
    operations                                      $  11,521,198       $   4,047,525  $  3,050,737

Net assets at beginning of year                     $  47,905,622       $  23,945,524  $ 11,038,803
Net increase(decrease) in net assets resulting
    from operations                                    11,521,198           4,047,525     3,050,737

Capital shares transactions:
    Net premiums                                       29,710,164          22,109,531    10,581,601
    Transfers of policy loans                              64,214            (138,377)     (144,179)
    Transfers of surrenders                            (3,059,123)         (1,435,877)     (372,226)
    Transfers of death benefits                           (69,204)            (98,128)      (46,217)
    Transfers of other terminations                    (1,190,628)           (524,576)     (162,995)
    Interfund transfers                                       -                   -             -

Net increase in net assets from capital share
    transactions                                       25,455,423          19,912,573     9,855,984

Total increase in net assets                           36,976,621          23,960,098    12,906,721

Net assets at end of year                         $    84,882,243      $   47,905,622 $  23,945,524

The accompanying notes are an integral part of the financial statements.

					       Variable Insurance Products Fund
         		Money Market Portfolio                  High Income Portfolio

      		1997       1996       1995              1997       1996       1995

	$    300,220  $ 219,309  $ 149,556       $   222,895 $  131,237   $ 55,615
       		-          -          -               27,549     25,677       -

	     300,220    219,309    149,556           250,444    156,914     55,615

	       8,443      6,282      3,966             5,683      3,316      1,707
	      74,591     52,611      6,001            51,637     30,223     17,175

	     217,186    160,416    139,589           193,124    123,375     36,733


       		 -          -          -             120,453     39,094       (488)

	       	 -          -          -             238,019     84,465    145,024


       		 -          -          -             358,472    123,559    144,536


	 $  217,186  $  160,416 $  139,589        $  551,596 $  246,934 $  181,269

	 $5,037,632  $3,452,911 $2,134,127        $2,941,240 $1,647,643 $  704,704

	    217,186     160,416    139,589           551,596    246,934    181,269


	  4,354,516   4,272,582  2,427,862         1,505,730  1,052,260    628,141
	      3,183         370    (84,063)            8,735    (18,992)       905
	   (720,053)   (610,463)  (207,573)         (193,053)   (98,156)    (3,633)
        	-       (12,145)    (8,341)           (9,075)      (990)    (2,894)
	   (192,221)   (116,605)   (54,310)          (54,516)   (18,874)   (10,701)
	 (2,480,986) (2,109,434)  (894,380)          (58,428)   131,415    149,852


	    964,439   1,424,305  1,179,195         1,199,393  1,046,663    761,670

	  1,181,625   1,584,721  1,318,784         1,750,989  1,293,597    942,939

	$ 6,219,257 $ 5,037,632 $3,452,911       $ 4,692,229 $2,941,240 $1,647,643

			   MIDLAND NATIONAL LIFE INSURANCE COMPANY
				 SEPARATE ACCOUNT C

	    STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - (Continued)
		       for the YEARS ENDED DECEMBER 31, 1997, 1996, and 1995

							 Variable Insurance Products Fund
							      Equity-Income Portfolio

                                              							  1997        1996         1995
Investment income:
   Dividend income                                 $   205,546 $     9,062   $   84,766
   Capital gains distributions                       1,033,441     259,769      103,811

                                          						     1,238,987     268,831      188,577
   Expenses:
     Administrative expense                             22,633      12,821        5,142
     Mortality and expense risk                        196,772     116,283       47,852

Net investment income (loss)                         1,019,582     139,727      135,583

Realized and unrealized gains(losses) on investments:
   Net realized gains(losses) on investments           544,429     232,696       50,124
   Net unrealized appreciation(depreciation) on
   investments                                       1,828,524     639,710      792,899

Net realized and unrealized gains(losses) on
   investments                                       2,372,953     872,406      843,023

Net increase(decrease) in net assets resulting from
   operations                                    $   3,392,535 $ 1,012,133  $   978,606

Net assets at beginning of year                  $  11,202,976 $ 5,535,894  $ 1,754,790
Net increase(decrease) in net assets resulting
   from operations                                   3,392,535   1,012,133      978,606

Capital shares transactions:
   Net premiums                                      4,729,107   4,495,843    2,393,449
   Transfers of policy loans                            18,935     (16,252)     (30,250)
   Transfers of surrenders                            (494,451)   (146,734)      (5,378)
   Transfers of death benefits                          (1,512)    (47,195)     (11,605)
   Transfers of other terminations                    (268,311)   (171,438)     (27,844)
   Interfund transfers                                 324,376     540,725      484,126

Net increase in net assets from capital share
   transactions                                      4,308,144   4,654,949    2,802,498

Total increase in net assets                         7,700,679   5,667,082    3,781,104

Net assets at end of year                        $  18,903,655 $11,202,976 $  5,535,894


The accompanying notes are an integral part of the financial statements.

            			       Variable Insurance Products Fund
	        	Growth Portfolio                        Overseas Portfolio

      		1997       1996       1995                    1997         1996        1995

	$     75,678  $  13,629  $   9,943              $   65,176  $    28,907  $    6,509
      338,750    344,126        -                   258,730       31,798       6,509

	     414,428    357,755      9,943                 323,906       60,705      13,018

	      20,920     11,964      4,688                   6,503        4,460       3,030
	     200,814    109,649     48,286                  65,711       41,952      31,243

	     192,694    236,142    (43,031)                251,692       14,293     (21,255)


	     691,123    342,671     49,376                  98,094       51,904      (4,096)

	   1,712,204    260,988    795,521                   2,092      237,970     215,778


	   2,403,327    603,659    844,897                 100,186      289,874     211,682


	$  2,596,021 $  839,801 $  801,866              $  351,878   $  304,167 $   190,427

	$ 10,524,695 $4,630,311 $1,577,355             $ 3,551,260  $ 2,467,800 $ 1,529,642

	   2,596,021    839,801    801,866                 351,878      304,167     190,427


	   4,634,527  4,775,149  2,063,830                 949,784      897,349     939,866
	       4,007    (19,252)     1,918                   2,943      (10,209)     (4,570)
	    (676,615)  (169,952)   (14,054)               (176,955)     (93,933)    (30,716)
	      (1,076)    (2,219)    (2,721)                 (8,437)      (8,833)     (2,457)
	    (177,990)   (49,452)   (16,169)                (46,889)     (24,888)    (10,988)
	    (128,791)   520,309    218,286                  42,474       19,807    (143,404)


	    3,654,062  5,054,583  2,251,090                762,920      779,293     747,731

	    6,250,083  5,894,384  3,052,956              1,114,798    1,083,460     938,158

	$  16,774,778$10,524,695 $4,630,311           $  4,666,058 $  3,551,260 $ 2,467,800

			  MIDLAND NATIONAL LIFE INSURANCE COMPANY
				SEPARATE ACCOUNT C

	     STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - (Continued)
		 for the YEARS ENDED DECEMBER 31, 1997, 1996, and 1995
						      Variable Insurance Products Fund II
          							 Asset Manager Portfolio

                                       						      1997         1996        1995
Investment income:
   Dividend income                             $   200,876 $    149,107   $  58,611
   Capital gains distribution     s                503,893      122,948           -

                             						   704,769      272,055      58,611
   Expenses:
    Administrative expense                          10,160        7,320       5,073
    Mortality and expense risk                      92,524       67,334      49,939

Net investment income (loss)                       602,085      197,401       3,599

Realized and unrealized gains(losses) on investments:
   Net realized gains(losses) on investments       134,752       87,754       1,832
   Net unrealized appreciation(depreciation) on
   investments                                     410,196      305,446     501,254

Net realized and unrealized gains(losses) on
   investments                                     544,948      393,200     503,086

Net increase(decrease) in net assets resulting from
   operations                                 $  1,147,033   $  590,601 $   506,685

Net assets at beginning of year               $  5,664,702   $4,067,451 $ 2,708,296
Net increase(decrease) in net assets resulting
   from operations                               1,147,033      590,601     506,685

Capital shares transactions:
   Net premiums                                  1,501,724    1,367,766   1,080,935
   Transfers of policy loans                        13,379      (16,660)    (28,119)
   Transfers of surrenders                        (313,519)    (159,533)   (106,073)
   Transfers of death benefits                     (19,872)     (22,205)    (10,336)
   Transfers of other terminations                (136,227)     (83,451)    (28,833)
   Interfund transfers                             179,730      (79,267)    (55,104)

Net increase in net assets from capital share
   transactions                                  1,225,215    1,006,650     852,470

Total increase in net assets                     2,372,248    1,597,251   1,359,155

Net assets at end of year               $        8,036,950 $  5,664,702 $ 4,067,451

The accompanying notes are an integral part of the financial statements.


				     Variable Insurance Products Fund II
		Investment Grade Bond Portfolio                 Index 500 Portfolio

      		1997        1996       1995                     1997       1996       1995

	  $   70,099  $   30,902  $  11,234              $    53,290  $  13,188  $   6,043
       		   -           -          -                  108,132     33,913        827

	      70,099      30,902      11,234                 161,422     47,101      6,870

	       2,034       1,306         631                  11,229      3,713        882
	      19,012      11,709       5,847                  81,297     33,478      9,800

	      49,053      17,887       4,756                  68,896      9,910     (3,812)


	       9,788      16,413       4,272                 513,374    130,338     13,011

	      42,600      (6,743)     51,182               1,209,776    342,676    165,241


	      52,388       9,670      55,454               1,723,150    473,014    178,252


	$    101,441 $    27,557  $   60,210  $            1,792,046 $  482,924 $  174,440

	$  1,096,280 $   578,159 $   299,623 $             4,253,767 $  983,298 $  330,266

	     101,441      27,557      60,210               1,792,046    482,924    174,440


	     612,100     521,107     263,700               4,538,389  2,506,543    395,859
	       1,539      (9,375)          -                   3,990    (19,357)         -
	     (62,059)    (51,740)       (393)               (231,487)   (81,856)    (4,406)
       		   -           -           -                 (19,852)    (1,602)    (7,863)
	     (37,391)     (6,831)     (5,791)               (150,241)   (41,788)    (8,359)
	     (70,264)     37,403     (39,190)                602,136    425,605    103,361

	     343,925     490,564     218,326               4,742,935  2,787,545    478,592

	     545,366     518,121     278,536               6,534,981  3,270,469    653,032

	$  1,641,646  $1,096,280  $  578,159      $       10,788,748 $4,253,767 $  983,298

		       MIDLAND NATIONAL LIFE INSURANCE COMPANY
			     SEPARATE ACCOUNT C

	     STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - (Continued)
		   for the YEARS ENDED DECEMBER 31, 1997, 1996 and 1995
						  Variable Insurance Products Fund II
						     Contrafund Portfolio

                                          						   1997         1996         1995
Investment income:
   Dividend income                           $   25,593     $      -    $   1,716
   Capital gains distributions                   67,639         4,815       3,433

                                          						 93,232         4,815       5,149
   Expenses:
     Administrative expense                       7,064         2,275         157
     Mortality and expense risk                  63,428        20,104       1,322

Net investment income (loss)                     22,740       (17,564)      3,670

Realized and unrealized gains(losses) on investments:
   Net realized gains(losses) on investments    139,059        39,350         952
   Net unrealized appreciation(depreciation) on
   investments                                  730,282       274,444       6,886

Net realized and unrealized gains(losses) on
   investments                                  869,341       313,794       7,838

Net increase(decrease) in net assets resulting from
   operations              $                    892,081   $   296,230   $  11,508

Net assets at beginning of year            $  2,659,591   $   425,021   $     -
Net increase(decrease) in net assets resulting
   from operations                              892,081       296,230      11,508

Capital shares transactions:
   Net premiums                               2,954,381     1,564,947     266,136
   Transfers of policy loans                      4,276       (14,296)        -
   Transfers of surrenders                     (156,257)      (23,252)        -
   Transfers of death benefits                   (9,380)       (2,939)        -
   Transfers of other terminations              (70,573)       (4,941)        -
   Interfund transfers                          621,610       418,821     147,377

Net increase in net assets from capital share
   transactions                               3,344,057     1,938,340     413,513

Total increase in net assets                  4,236,138     2,234,570     425,021

Net assets at end of year                 $   6,895,729  $  2,659,591  $  425,021

The accompanying notes are an integral part of the financial statements.

	Variable Insurance Products Fund II                            Variable Insurance Products Fund III
		Asset Manager Growth Portfolio                                           Growth &         Growth
									Balanced         Income        Opportunities
									Portfolio        Portfolio       Portfolio
        	1997             1996            1995                           1997             1997             1997

  $        -       $   14,710  $        1,274                           $     -       $   3,587      $       -
       1,669           29,279           4,864                                 -          11,658              -

       1,669           43,989           6,138                                 -          15,245              -

       2,962              765              52                                 167           293               360
      26,529            6,625             433                               1,395         2,465             3,026

    (27,822)           36,599           5,653                              (1,562)       12,487            (3,386)


     48,017             5,177              41                               3,054         8,345             8,933

    363,630            44,986             443                              11,372        14,939            37,052


   411,647             50,163             484                              14,426          23,284          45,985


$  383,825       $     86,762     $     6,137                           $  12,864  $       35,771  $       42,599

$  973,479       $    157,036     $       -                             $    -     $          -    $          -

   383,825             86,762           6,137                              12,864          35,771          42,599


 1,266,684            655,985         121,823                             332,310         583,629         715,419
     3,227            (14,354)            -                                   -              -               -
   (24,842)              (258)            -                                   (11)         (7,194)           (631)
      -                   -               -                                   -              -               -
   (35,261)            (6,308)            -                                (4,077)           -            (16,931)
   389,544             94,616          29,076                             113,642          66,237         191,623


 1,599,352            729,681         150,899                             441,864         642,672         889,480

 1,983,177            816,443         157,036                             454,728         678,443         932,079

$2,956,656 $          973,479 $       157,036                    $        454,728       $ 678,443   $     932,079


		       MIDLAND NATIONAL LIFE INSURANCE COMPANY
				SEPARATE ACCOUNT C

	    STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - (Continued)
		for the YEARS ENDED DECEMBER 31, 1997, 1996, and 1995

							   American Century Variable Portfolios, Inc.
									                                                                 Capital
                                                  							   Balanced      Appreciation    International        Value
                                                  							   Portfolio     Portfolio       Portfolio            Portfolio
                                                      							   1997          1997            1997                 1997

Investment income:
   Dividend income                                        $       -       $       -       $       -       $       -
   Capital gains distributions                                    -               -               -               -

                                                        								  -               -               -               -
Expenses:
   Administrative expense                                        78             107              182             242
    Mortality and expense risk                                  646             900            1,510           2,059

Net investment income (loss)                                   (724)         (1,007)          (1,692)         (2,301)

Realized and unrealized gains(losses) on investments:
    Net realized gains(losses) on investments                    73           5,583               30              718
    Net unrealized appreciation(depreciation) on
	investments                                                  1,852         (15,193)          (4,918)          21,901

Net realized and unrealized gains(losses) on
    investments                                               1,925          (9,610)         (4,888)           22,619

Net increase(decrease) in net assets resulting from
    operations                                          $     1,201   $       (10,617)     $ (6,580) $       20,318

Net assets at beginning of year                         $       -         $       -       $       -       $       -
Net increase(decrease) in net assets resulting
    from operations                                           1,201           (10,617)       (6,580)         20,318

Capital shares transactions:
    Net premiums                                            126,660           246,807       334,703         323,694
    Transfers of policy loans                                  -                 -                 -              -
    Transfers of surrenders                                    (104)              (31)         (174)         (1,687)
    Transfers of death benefits                                -                 -                -               -
    Transfers of other terminations                            -                 -                -               -
    Interfund transfers                                      26,368           (78,766)       54,261         205,234

Net increase in net assets from capital share
    transactions                                            152,924           168,010       388,790         527,241

Total increase in net assets                                154,125           157,393       382,210         547,559

Net assets at end of year                           $       154,125   $       157,393 $     382,210 $       547,559

The accompanying notes are an integral part of the financial statements.


MIDLAND NATIONAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS

(1)     Organization and Significant Accounting Policies

Midland National Life Separate Account C (Separate Account), a unit investment trust, was established as a segregated investment account of Midland National Life Insurance Company (the Company) in accordance with the provisions of the South Dakota Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable annuity contracts of the Company.

The Separate Account invests in specified portfolios of Variable Insurance Products Fund (VIPF), Variable Insurance Products Fund II (VIPF II), Variable Insurance Products Fund III (VIPF III), and American Century Variable Portfolios, Inc. (ACVP) (collectively the Funds), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants. The VIPF II Contrafund and Asset Manager Growth portfolios were introduced in 1995. The VIPF III Balanced, Growth & Income and Growth Opportunities Portfolios and the ACVP Balanced, Capital Appreciation, International and Value portfolios were introduced in 1997.
All other portfolios have been in existence for more than three years. Investments in shares of the Funds are valued at the net asset values of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Fair value of investments is also the net asset value. Walnut Street Securities serves as the underwriter of the Separate Account. Investment transactions are recorded on the trade date. Dividends are automatically reinvested in shares of the Funds. The first-in, first-out
(FIFO) method is used to determine realized gains and losses on investments.

The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)     Expense Charges

The Company is compensated for certain expenses as described below. The rates of each applicable charge is described in the Separate Account's prospectus.

A contract administration fee is charged to cover the Company's recordkeeping and other administrative expenses incurred to operate the Separate Account.

A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

An annual charge is deducted from the Separate Account value at the end of each contract year, upon full withdrawal or at maturity.




MIDLAND NATIONAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS - (Continued)

2) Expense Charges (continued)

A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the a stipulated number of years.

3)      Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 1997, 1996, and 1995 were as follows:

				                              1997                          1996                            1995
                             				 Purchases      Sales        Purchases          Sales        Purchases          Sales
	Portfolio
Variable Insurance Products Fund:

   Money Market               $ 27,625,059 $ 26,449,130    $  21,770,832   $ 20,184,322  $    11,196,889   $  9,876,492
   High Income                   2,232,925      843,780        1,623,638        452,169          888,869         89,297
   Equity-Income                 7,242,522    1,928,035        5,847,193      1,045,612        3,383,946        441,477
   Growth                        5,841,516    2,007,309        6,383,402      1,085,482        2,519,137        307,501
   Overseas                      1,628,137      617,620        1,433,148        638,294        1,225,697        498,085

Variable Insurance Products Fund II:

   Asset Manager                 2,698,162      877,678        2,005,420       799,323         1,584,016        726,420
   Investment Grade Bond           794,153      302,555          729,557       220,402           300,334         76,922
   Index 500                     6,785,096    1,978,193        3,217,072       415,814           538,870         63,352
   Contrafund                    3,996,318      632,611        2,272,788       349,389           425,185          7,535
   Asset Manager Growth          1,796,206      225,801          839,710        72,475           157,037            315

Variable Insurance Products Fund III:

   Balanced                        496,055       55,752                -             -                 -              -
   Growth & Income                 762,183      107,025                -             -                 -              -
   Growth Opportunities            974,459       88,365                -             -                 -              -

American Century Variable Portfolios, Inc.:

   Balanced                        152,934          733                -             -                 -              -
   Capital Appreciation            285,178      118,174                -             -                 -              -
   International                   388,860        1,762                -             -                 -              -
   Value                           542,142       17,201                -             -                 -              -

                     			   $    64,241,905 $ 36,251,724     $ 46,122,760  $ 25,263,282   $    22,219,980   $ 12,087,396


		 MIDLAND NATIONAL LIFE INSURANCE COMPANY
			 SEPARATE ACCOUNT C

	      NOTES TO FINANCIAL STATEMENTS - (Continued)

(4)     Summary of Changes from Unit Transactions

Transactions in units for the years ended December 31, 1997, 1996, and 1995 were as follows:
                            				   1997                    1996                     1995
                            				   Purchases    Sales      Purchases    Sales       Purchases    Sales
	Portfolio
Variable Insurance Products Fund:

   Money Market                    2,382,178  2,297,883  1,965,259    1,835,459   1,047,251    933,525
   High Income                       137,806     54,636    115,859       33,434      75,488      7,130
   Equity-Income                     328,286     94,507    371,604       61,328     254,614     32,681
   Growth                            325,656    108,991    420,441       67,194     210,022     22,824
   Overseas                           93,231     38,350    115,187       50,402     114,354     44,488

Variable Insurance Products Fund II:

   Asset Manager                     142,316     56,049    147,495       62,120     148,566     66,155
   Investment Grade Bond              62,875     24,519     64,302       19,022      27,779      6,792
   Index 500                         339,992     99,007    211,021       25,537      43,113      4,483
   Contrafund                        246,458     36,569    177,080       25,284      36,480        574
   Asset Manager Growth              117,819     12,810     63,374        5,275      13,682          -

Variable Insurance Products Fund III:

   Balanced                           44,550      4,849          -            -           -          -
   Growth & Income                    63,719      8,842          -            -           -          -
   Growth Opportunities               83,073      7,147          -            -           -          -

American Century Variable Portfolios, Inc.:

   Balanced                           13,519          -          -            -           -          -
   Capital Appreciation               23,010      9,140          -            -           -          -
   International                      34,978          5          -            -           -          -
   Value                              46,055      1,389          -            -           -          -

			MIDLAND NATIONAL LIFE INSURANCE COMPANY
			    SEPARATE ACCOUNT C

			NOTES TO FINANCIAL STATEMENTS - (Continued)

(5)     Net Assets

	Net assets at December 31, 1997, consisted of the following:

                                         						     Accumulated
                                         						     Net                   Net
                                         						     Investment            Unrealized
                           				      Capital        Income and            Appreciation
                           				      Share          Net Realized              of
                           				      Transactions   Gains                 Investments            Total
	Portfolio
Variable Insurance Products  Fund:

   Money Market                      $   5,665,502    $    553,755         $       -       $  6,219,257
   High Income                           3,724,635         503,495           464,099          4,692,229
   Equity-Income                        13,500,707       2,133,830         3,269,118         18,903,655
   Growth                               12,526,152       1,453,161         2,795,465         16,774,778
   Overseas                              3,873,284         381,676           411,098          4,666,058

Variable Insurance Products Fund II:

   Asset Manager                         5,913,835       991,513           1,131,602          8,036,950
   Investment Grade Bond                 1,456,501        99,428              85,717          1,641,646
   Index 500                             8,335,595       729,573           1,723,580         10,788,748
   Contrafund                            5,695,909       188,208           1,011,612          6,895,729
   Asset Manager Growth                  2,479,932        67,665             409,059          2,956,656

Variable Insurance Products Fund III:

   Balanced                                441,865         1,492              11,371            454,728
   Growth & Income                         642,671        20,832              14,940            678,443
   Growth Opportunities                    889,480         5,547              37,052            932,079

American Century Variable Portfolios, Inc.:

   Balanced                                152,925          (651)              1,851            154,125
   Capital Appreciation                    168,011         4,576             (15,194)           157,393
   International                           388,790        (1,662)             (4,918)           382,210
   Value                                   527,242        (1,583)             21,900            547,559

                            				    $   66,383,036  $  7,130,855       $  11,368,352      $  84,882,243


			  MIDLAND NATIONAL LIFE INSURANCE COMPANY
				   SEPARATE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS - (Continued)

(6)     Merger
EFfective January 2, 1997, Investors Life Insurance Company of Nebraska (Investors Life) along with all of its assets and liabilities was merged into the Company. Related to the merger, the Company transferred the entire amount of assets and assumed the entire amount of liabilities of the Investors Life Separate Account D into the Separate Account C. Separate Account D issued certain variable annuity contracts that were sponsored by Investors Life which was a wholly-owned insurance subsidiary of the Company. These variable annuity contracts are nearly identical in all material respects to the variable annuity contracts issued by Separate Account C. This transaction was the result of certain business decisions whereby Investors Life was reorganized with and merged into the Company, with the Company remaining as the surviving corporation. The Company assumed ownership of all assets of Investors Life, including all assets held in Separate Account D.
The assumption of the Separate Account D net assets was accomplished by purchasing similar investment funds with the same value from each of the respective fund portfolios in Separate Account C. This reorganization was structured so that there was no change in the rights and benefits of persons having an interest in the variable annuity contracts issued by either of the separate accounts and no change in the net asset values held by the respective participants of either of the separate accounts.

 MNLSEPC.TXT

REPORT OF INDEPENDENT ACCOUNTANTS



The Board of Directors and Stockholders
Midland National Life Insurance Company:

We have audited the accompanying balance sheets of Midland National
Life Insurance Company (the Company), as of December 31, 1997 and 1996, and the related statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Midland National Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.




Minneapolis, Minnesota
March 12, 1998


MIDLAND NATIONAL LIFE INSURANCE COMPANY

BALANCE SHEETS
as of DECEMBER 31, 1997 and 1996
(Amounts in thousands, except share and per share amounts)

ASSETS
                                      						   1997               1996
Investments:
	Fixed maturities                        $  2,420,977    $  1,840,902
	Equity securities                            145,156         215,964
	Policy loans                                 202,129         154,090
	Short-term investments                       636,280         242,857
	Other invested assets                         29,329          18,495

	Total investments                          3,433,871       2,472,308

Cash                                                   2,384           3,578
Accrued investment income                             37,980          32,613
Deferred policy acquisition costs                    416,767         427,218
Present value of future profits of acquired businesses 40,397         21,308
Other receivables and other assets                    28,045          23,922
Separate account assets                              139,072          81,516

                            				 Total assets    $ 4,098,516     $ 3,062,463

					    LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
	Policyholder account balances            $ 2,401,302     $ 1,789,732
	Policy benefit reserves                      419,131         404,806
	Policy claims and benefits payable            33,839          31,512
	Federal income taxes                          36,088          39,315
	Other liabilities                             90,102          90,267
	Security lending liability                   308,125            -
      Separate account liabilities            139,072          81,516

	Total liabilities                          3,427,659       2,437,148

Commitments and contingencies
Stockholders' equity:
	Common stock $1 par value, 2,549,439 shares authorized, issued
	    and outstanding                              2,549            2,549
	Additional paid-in capital                      33,707           33,707
	Net unrealized appreciation of investment securities 30,838      18,825
	Retained earnings                              603,763          570,234

	     Total stockholders' equity                670,857          625,315

	     Total liabilities and stockholders' equity $ 4,098,516 $ 3,062,463

MIDLAND NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF INCOME
for the YEARS ENDED DECEMBER 31, 1997, 1996, and 1995
(Amounts in thousands)
                                                 								 1997         1996             1995
Revenues:
	Premiums                                               $ 98,668     $ 101,423     $ 100,858
	Interest sensitive life and investment product charges  157,423       150,839       139,611
	Net investment income                                   188,650       173,583       167,020
	Net realized investment gains                             3,561         6,839         1,762
	Net unrealized gains (losses) on trading securities        (641)        6,200         7,057
	Other income                                              2,565         4,362         5,754

	Total Revenue                                           450,226       443,246       422,062

Benefits and expenses:
	Benefits incurred                                       146,227       151,208       139,056
	Interest credited to policyholder account balances      111,333       103,618       102,339

	Total benefits                                          257,560       254,826       241,395

	Operating expenses (net of commissions & other
	expenses deferred)                                       44,130        43,243        43,726
	Amortization of deferred policy acquisition costs and
		present value of future profits of acquired
		businesses                                              56,954        53,316        51,576

	Total benefits and expenses                             358,644       351,385       336,697

Income before income taxes                                91,582        91,861        85,365

Income tax expense                                        33,053        31,821        28,703

Net income                                              $ 58,529     $  60,040     $  56,662



MIDLAND NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDERS' EQUITY
for the YEARS ENDED DECMBER 31, 1997, 1996, and 1995
(Amounts in thousands)
                     							                                    Net Unrealized
                                                   							      Appreciation
                                            						 Additional   (Depreciation)                  Total
                                     					 Common  Paid-In      of Investment  Retained        Stockholders'
				                                    	  Stock   Capital      Securities    Earnings            Equity

Balance at January 1, 1995             $   2,549  $  33,707   $ (10,003)    $ 463,857        $ 490,110

Net Income                                   -         -            -          56,662           56,662
Dividends paid on common stock               -         -            -         (10,325)         (10,325)
Net appreciation of available for investments   -      -         41,030          -              41,030
Balance at December 31, 1995              2,549      33,707      31,027        510,194         577,477

Net Income                                     -         -            -           60,040          60,040
Net depreciation of available for investments  -       -         (12,202)          -           (12,202)
Balance at December 31, 1996              2,549      33,707       18,825       570,234        625,315

Net Income                                   -         -            -           58,529         58,529
Dividends paid on common stock               -         -            -          (25,000)       (25,000)
Net appreciation of avialable for
	sale investments                            -         -          12,013           -            12,013

Balance at December 31, 1997           $  2,549   $  33,707     $ 30,838      $ 603,763      $ 670,857


The accompanying notes are an integral part of the financial statements.


MIDLAND NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS
for the YEARS ENDED DECEMBER 31, 1997, 1996, and 1995
(Amounts in thousands)

								   1997                     1996                 1995

Cash flows from operating activities:
	Net Income                                                $ 58,529                 $ 60,040              $ 56,662
	Adjustments to reconcile net income to net cash provided
		by operating activities:
	Amortization of deferred policy acquisition costs and
	present value of future profits of acquired business        56,954                   53,316                51,576
	Net amortization of premiums and discounts on investments    2,699                    5,532                 4,828
	Policy acquisition costs deferred                          (50,363)                 (65,285)              (63,717)
	Net realized investment gains                               (3,561)                  (6,839)               (1,762)
	Net unrealized (gains) losses on trading securities            641                   (6,200)               (7,057)
	Net proceeds from (cost of) trading securities              99,850                    5,788               (23,305)
	Deferred income taxes                                       (5,421)                  12,177                (5,721)
	Net interest credited and product charges on universal life
		and investment policies                                   (46,090)                 (47,221)              (37,272)

	Changes in other assets and liabilities:

		Net receivables and payables                             (13,946)                 32,863                12,346
		Policy benefits                                           15,826                  26,185                23,500
		Other                                                        122                    (277)                  539

	Net cash provided by operating activities                  115,240                  70,079                10,617

								  Cash flows from investing activities:

	Proceeds from investments sold, matured, or repaid:

		Fixed maturities                                        1,217,086               1,422,426               911,883
		Equity securities                                         137,510                 129,827                51,567
		Other invested assets                                         941                   2,055                   421

	Cost of investments acquired:

		Fixed maturities                                      (1,791,522)           (1,569,779)             (994,486)
		Equity securities                                       (144,862)             (145,096)              (41,968)
		Other invested assets                                    (11,702)               (14,245)               (2,283)

	Net change in policy loans                                  (9,995)               (11,295)               (9,883)
	Net change in short-term investments                        93,875                (18,748)              (24,963)
	Net change in security lending                             308,125                    -                 (33,239)
	Payment for purchase of insurance business, net of
		cash acquired                                              23,939                    -                    (440)
       Net cash used in investing activities               (176,605)              (204,855)             (143,391)


The accompanying notes are an integral part of the financial statements.



MIDLAND NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS ( CONTINUED)
for the YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
(Amounts in thousands)

                                                              										  1997          1996             1995

Cash flows from financing activities:
	Receipts from universal life and investment products            $       280,164   $     285,569 $       272,511
	Benefits paid on universal life and investment products                (194,993)       (156,514)       (129,024)
	Dividends paid on common stock                                          (25,000)           -            (10,325)
	Net cash provided by financing activities                                60,171         129,055         133,162
Increase (decrease) in cash                                                      (1,194)         (5,721)            388
Cash at beginning of year                                                         3,578           9,299           8,911
Cash at end of year                                                     $         2,384   $       3,578   $       9,299

Supplemental disclosures of cash flow information:

Cash paid during the year for:
	Interest                                                       $             143  $         166   $         188
	Income taxes, paid to parent                                              42,749         16,772          25,376

Non-cash operating, investing and financing activity:
	Policy loans, receivables and other assets received in
		assumption reinsurance agreements                                        38,044             -            9,723


The accompanying notes are an integral part of the financial statements.



(1)     Summary of Significant Accounting Policies


Organization

Midland National Life Insurance Company (Midland or the Company) is a majority-owned subsidiary of Sammons Enterprises, Inc. (SEI). Midland operates predominantly in the individual life and annuity business of the life insurance industry. The Company is licensed to operate in 49 states and the District of Columbia.

Basis of Presentation

	Effective May 31, 1996, Midland sold its wholly-owned subsidiary, North American Management, Inc. (NAM), to an unrelated party for a net consideration which approximated the net equity of NAM at May 31, 1996. The operations of the subsidiary, which were included through May 31, 1996, were not material to the financial statements.

	On January 2, 1997, Investors Life Insurance Company of Nebraska was merged into Midland. Since this wholly-owned subsidiary was previously consolidated with Midland, this merger had no impact on the financial statements of Midland.

	In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates. The following are the more significant elements of the financial statements affected by the use of estimates and assumptions:

		   Investment values.
		   Deferred policy acquisition costs.
		   Present value of future profits of acquired business. Policy benefit reserves and claims reserves.
		   Fair value of financial instruments.

      The Company is subject to the risk that interest rates will change and cause a decrease in the value of its investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize a loss.


Investments

	The Company is required to classify its fixed maturity investments (bonds and redeemable preferred stocks) and equity securities (common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held to maturity"; securities that are held for current resale are classified as "trading securities"; and securities not classified as held to maturity or as trading securities are classified as "available for sale. Fixed maturity investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company has no securities classified as held-to-maturity.

	Trading securities are held for resale in anticipation of short-term market movements. The Company's trading securities are stated at market value. Gains and losses on these securities, both realized and unrealized, are included in the determination of net income. Net cost of or proceeds from trading securities are included in operating activities in the statements of cash flows.

	Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included directly in stockholders' equity, net of related adjustments to deferred policy acquisition costs and deferred income taxes. Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows.

	For CMO's and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income.

	Policy loans and other invested assets are carried at unpaid principal balances. Short-term investments are carried at amortized cost, which approximates fair value.

	Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments.

	When a decline in value of an investment is determined to be other than temporary, the specific investment is carried at estimated realizable value and its original book value is reduced to reflect this impairment. Such reductions in book value are recognized as realized investment losses in the period in which they were written down.


	The Company periodically enters into agreements to sell and repurchase securities. The commitment to repurchase securities sold under these agreements are reported as liabilities and the investments acquired with the funds received from the securities sold are included in short-term investments.

Recognition of Traditional Life, Health, and Annuity Premium Revenue and Policy Benefits

	Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums, which comprise the majority of premium revenues, are recognized as premium income when due.


Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.

	Liabilities for policy benefit reserves for traditional policies generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions range from 6.5% to 11%.

Recognition of Revenue and Policy Benefits for Interest Sensitive Life Insurance Products and Investment Contracts (Interest Sensitive Policies)


	Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments which support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest credited to the account balances.

	Policy reserves for universal life and other interest-sensitive life insurance and investment contracts are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 3.75% to 6.75% in 1997, 3% to 7% in 1996 and 3% to 7.5% in 1995. For certain contracts these crediting rates extend for periods in excess of one year.

Deferred Policy Acquisition Costs

	Policy acquisition costs which vary with, and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, underwriting, and certain variable agency expenses.

	Deferred costs related to traditional life insurance are amortized over the estimated premium paying period of the related policies in proportion to the ratio of annual premium revenues to total anticipated premium revenues.

	Deferred costs related to interest sensitive policies are being amortized over the lives of the policies (up to 25 years) in relation to the present value of actual and estimated gross profits subject to regular evaluation and retroactive revision to reflect actual emerging experience.


Policy acquisition costs deferred and amortized for years ended
December 31 are as follows:

                                                  							    1997            1996          1995
Deferred policy acquisition costs, beginning of year    $ 427,218       $ 410,051      $ 415,594
  Commissions deferred                                     40,660          55,005         52,533
  Underwriting and acquisition expenses deferred            9,703          10,280         11,184
  Change in offset to unrealized gains and losses          (8,710)             92        (22,325)
  Amortization                                            (52,104)        (48,210)       (46,935)
Deferred policy acquisition costs, end of year          $ 416,767       $ 427,218      $ 410,051

	To the extent that unrealized gains and losses on available-for-sale securities would result in an adjustment to the amortization pattern of deferred policy acquisition costs or present value of future profits of acquired business had those gains or losses actually been realized, the adjustments are recorded directly to stockholders' equity as an offset to the unrealized gains or losses with no effect on income.

Present Value of Future Profits of Acquired Business

	The present value of future profits of acquired business (PVFP) represents the portion of the purchase price of a block of business which is allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. The composition of the PVFP for the years ended December 31 is summarized below:

                                                   	     1997            1996       1995
  Balance at beginning of year                       $ 21,308        $ 26,414   $ 31,495
    Value of in force acquired                         23,939             -         (440)
    Amortization                                       (4,850)         (5,106)    (4,641)
  Balance at end of year                             $ 40,397        $ 21,308   $ 26,414

	Based on current conditions and assumptions as to future events, the Company expects to amortize approximately 20 percent of the December 31, 1997 balance of PVFP in 1998, 16 percent in 1999, 14 percent in 2000, 11 percent in 2001, and 9 percent in 2002. The interest rates used to determine the amortization of the PVFP purchased ranged from 5.5 percent to 6.5 percent.

Policy Claims and Benefits Payable

	 The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are necessarily based on estimates and are subject to future changes in claim severity and frequency. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.

Federal Income Taxes

	     The Company is a member of SEI's consolidated United States federal income tax group. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate Company provisions and payments are computed using the tax elections made by the Parent.

	 Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

Separate Account

	Separate account assets and liabilities represent funds held for the exclusive benefit of variable universal life and annuity contractholders. Fees are received for administrative expenses and for assuming certain mortality, distribution and expense risks. Operations of the separate accounts are not included in these financial statements.

(2)     Fair Value of Financial Instruments

	The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, short-term investments, policy loans, and other invested assets: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

Investment securities: Fair value for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities are based on quoted market prices.

Investment-type insurance contracts: Fair values for the Company's liabilities under investment -type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair value was estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.

       These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non investment-type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

	The carrying value and estimated fair value of the Company's financial instruments are as follows:

                                        		 December 31, 1997              December 31, 1996
                                    						 Carrying       Estimated       Carrying        Estimated
                                     						   Value        Fair Value        Value         Fair Value
Financial assets:
	Fixed maturities - available-for-sale   $ 2,420,977     $ 2,420,977     $ 1,807,362     $ 1,807,362
	Fixed maturities - trading                   -               -               33,540          33,540
	Equity securities - available-for-sale       78,950          78,950          67,498          67,498
	Equity securities - trading                  66,206          66,206         148,466         148,466
	Policy loans                                202,129         202,129         154,090         154,090
	Short-term investments                      636,280         636,280         242,857         242,857
	Other investments                            29,329          29,329          18,495          18,495

 Financial liabilities:
	Investment-type insurance contracts       1,011,000         989,000         615,000         597,000

(3)     Investments and Investment Income

   Fixed Maturities and Equity Security Investments

	The amortized cost and estimated fair value of fixed maturities and equity securities classified as available for sale are as follows:
								 December 31, 1997
                                                 									     Gross           Gross
                                                 									     Unrealized      Unrealized      Estimated
                                                  							      Amortized      Holding         Holding            Fair
                                                       								Cost           Gains           Losses           Value


Fixed maturities:
    U.S. Treasury and other U.S. Government
     corporations and agencies                            $   625,958     $    9,232      $      266       $   634,924
    Obligations of U.S. states and political
    subdivisions                                                3,201            147              -              3,348
    Corporate securities                                      660,172         30,234             577           689,829
    Mortgage-backed securities                              1,055,140         22,159             109         1,077,190
    Other debt securities                                      14,861            826               1            15,686
       Total  fixed maturities                              2,359,332         62,598             953         2,420,977
  Equity securities                                            69,221         10,433             704            78,950
       Total available for sale                           $ 2,428,553     $   73,031       $   1,657       $ 2,499,927


							   December 31, 1996
                                     							    Gross         Gross
                                      							   Unrealized   Unrealized     Estimated
                                      					     Amortized      Holding      Holding          Fair
                                          						Cost         Gains          Losses           Value
Fixed maturities:
    U.S. Treasury and other U.S. Government
       corporations and agencies          $   671,485    $   4,798       $    783     $   675,500
    Obligations of U.S. states and political
      subdivisions                              3,203          267             -            3,470
    Corporate securities                      522,349       26,551            961         547,939
    Mortgage-backed securities                572,763        8,242            634         580,371
    Other debt securities                          79            3             -               82
       Total  fixed maturities              1,769,879       39,861          2,378       1,807,362
  Equity securities                            60,798        7,912          1,212          67,498
       Total available for sale           $ 1,830,677     $ 47,773        $ 3,590     $ 1,874,860

	The amortized cost of the fixed maturities and the cost of the equity securities classified as trading securities are $0 and $66,867, respectively at December 31, 1997 and $33,735 and $148,291, respectively, at December 31, 1996.

	The net unrealized appreciation on the available-for-sale securities is reduced by deferred policy acquisition costs and deferred income taxes at December 31, as shown below:

                                       						    1997             1996
Gross unrealized appreciation                    $ 71,374        $ 44,183
Deferred policy acquisition costs                 (23,930)        (15,220)
Deferred income taxes                             (16,606)        (10,138)
Net unrealized appreciation of investments       $ 30,838        $ 18,825

	The change in net unrealized gains (losses) on available-for-sale fixed maturity and equity security investments are as follows:

                                           						   1997          1996             1995
    Fixed maturities                           $   24,162     $ (20,907)      $  79,603
    Equity securities                               3,029         1,955           5,974
    Less DAC impact                                (8,710)           92         (22,325)
    Less deferred income tax effect                (6,468)        6,658         (22,222)
      Net change in unrealized gains (losses)   $  12,013     $ (12,202)      $  41,030


	The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 1997, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                             							   Amortized         Fair
                                                              									Cost              Value

Due in one year or less                                           $    327,750        $   329,539
Due after one year through five years                                  147,408            152,516
Due after five years through ten years                                 190,528            200,958
Due after ten years                                                    638,505            660,773
Securities not due at a single maturity date (primarily
      mortgage-backed securities)                                    1,055,141          1,077,191
Total fixed maturities                                            $  2,359,332        $ 2,420,977

Investment Income and Investment Gains (Losses)

	Major categories of investment income are summarized as follows:

                                  					  1997            1996            1995
Gross investment income:
   Fixed maturities                   $  148,640      $  126,733      $  121,003
   Equity securities                      13,831          22,202          20,885
   Policy loans                           11,891          10,327           9,485
   Short-term investments                 20,594          16,946          18,648
   Other invested assets                     824             553             490
Gross investment income                  195,780         176,761         170,511
Investment expenses                        7,130           3,178           3,491
   Net investment income              $  188,650       $ 173,583       $ 167,020

	The major categories of investment gains and losses reflected in the income statement are summarized as follows:

                                             	  1997                 1996                 1995
				                                    ____________________   ____________________  ____________________

                                					  	Unrealized            Unrealized            Unrealized
                                  						-Trading              -Trading              -Trading
				                                    Realized   Securities  Realized  Securities Realizied     Securities
Fixed maturities                      $ 2,934      $   195  $  8,047   $  (438)  $  14,303    $    834
   Equity securities                      542         (836)   (1,196)    6,638     (12,608)      6,223
   Other                                   85            -       (12)        -          67           -
    Net investment gains (losses)     $ 3,561       $ (641) $  6,839   $ 6,200   $   1,762    $  7,057


	Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (excluding maturities, calls and prepayments) during 1997, 1996, and 1995 were as follows:

                             	1997                    1996                  1995
		                      _____________________   _____________________   ____________________


                 		       Fixed                   Fixed                   Fixed
                		       Maturities    Equity    Maturities    Equity    Maturities    Equity

   Proceeds from sales $ 801,246   $ 136,085   $ 1,020,090  $ 106,354  $ 651,092   $ 51,547

   Gross realized gains    3,757       1,977        10,418        787     15,205        617

   Gross realized losses   3,213         887         5,030      1,954      4,241      2,802


Other

	At December 31, 1997, and 1996, securities amounting to approximately $14,366 and $16,816, respectively, were on deposit with regulatory authorities as required by law.

	The Company periodically enters into repurchase agreements with brokerage firms. Repurchase agreements totaling $308,125 were outstanding at December 31, 1997. No investments were outstanding under repurchase agreements at December 31, 1996.

	The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government Agency or Authority, the Company had no investments in one entity which exceeded 10% of stockholders' equity at December 31, 1997, except for investments with the following carrying values:

	GTE Corporation       $ 95,366
	APOLLO Computers        85,267
	Norfolk Southern        73,977


(4)     Income Taxes

	The significant components of the provision for Federal income taxes are as follows:

			      1997           1996          1995

  Current
			   $  38,474       $ 19,644      $ 34,424

  Deferred
			      (5,421)        12,177        (5,721)

  Total Federal income tax expense
			   $  33,053       $ 31,821      $ 28,703

	Income tax expense differs from the amounts computed by applying the U.S. Federal income tax rate of 35% to income before income taxes as follows:

				      1997                 1996               1995

At statutory Federal income tax rate
				   $ 32,054              $ 32,151           $ 29,980

Dividends received deductions
				       (514)               (1,391)            (1,718)

Other, net
				      1,513                 1,061                441

Total Federal income tax expense
				  $  33,053              $ 31,821           $ 28,703



	The federal income tax liability as of December 31 is comprised of the following:

					     1997              1996

  Net deferred income tax liability
				      $ 34,480            $ 33,432

  Income taxes currently due
       					 1,608               5,883

  Federal income tax liability
				      $ 36,088            $ 39,315

	The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:

                                          						            1997               1996
Deferred tax liabilities:

    Present value of future profits of acquired business  $ 14,139          $   7,458

    Deferred policy acquisition costs                      100,989            114,971

    Investments                                             27,245             17,541

    Others                                                     906              2,909

	Total deferred income tax liabilities  143,279            142,879





  Deferred tax assets:



    Policy liabilities and reserves            108,799            109,447

    Total gross deferred income tax assets     108,799            109,447





	Net deferred income tax liability    $  34,480         $   33,432


	Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in a memorandum tax account designated as "Policyholders' Surplus". Such amounts will usually become subject to tax at the then current rates only if the accumulated balance exceeds certain maximum limitations or certain cash distributions are deemed to be paid out of this account. It is management's opinion that such events are not likely to occur. Accordingly,no provision for income tax has been made on the approximately $66,000 balance in the policyholders' surplus account at December 31, 1997.

(5)     Reinsurance

	The Company is involved in both the cession and assumption of reinsurance with other companies. Reinsurance premiums and claims ceded and assumed for the years ended December 31 are as follows:

				                                1997                 1996                1995

                        			   Ceded      Assumed     Ceded   Assumed      Ceded   Assumed

  Premiums                 $ 17,081   $ 7,971  $ 13,759   $ 7,116   $ 13,165   $ 5,368

  Claims                      8,683     4,472    12,170     6,068     11,899     5,204


	The Company presently reinsures the excess of each individual risk over $500 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for certain of the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement.

	Effective January 1, 1996, the Company assumed certain policy risks ($8,900,130 of life insurance in force at December 31, 1997) from its affiliate, North American Company for Life and Health Insurance, and its subsidiaries. The Company has reflected a risk and profit charge of $729 and $1,119 in other income in 1997 and 1996, respectively, under the terms of the reinsurance contract.

	Effective October 31, 1997, Midland acquired, via assumption reinsurance, a block of life and annuity business. Under the assumption agreement, the Company assumed approximately $574,310 of life and annuity reserves which is reflected in the liabilities for future policy benefits and received $550,371 of assets which was net of $23,939 of PVFP. The PVFP asset is being amortized principally over periods up to 25 years in relation to the present value of expected gross profits. The assets acquired included approximately $511,877 in cash and short term instruments, $38,044 in policy loans and $450 of other assets. The final purchase price is subject to change following a final accounting scheduled to occur on or before April 30, 1998.

(6)     Statutory Financial Data and Dividend Restrictions

	The Company is domiciled in South Dakota and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.

	Generally, the net assets of the Company available for distribution to its shareholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends which can be paid by the Company during any 12-month period, without prior approval of the insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The company paid a stockholder dividend of $25,000 in 1997. The maximum amount of dividends payable in 1998 without prior approval of regulatory authorities is approximately $40,306.

	The statutory net income of the Company for the years ended December 31, 1997 and 1996 is approximately $65,000 and $16,000, respectively, and capital and surplus at December 31, 1997 and 1996 is approximately $323,000 and $300,000, respectively, in accordance with statutory accounting principles.

(7)     Employee Benefits

Employee Retirement Plans

	The Company participates in a noncontributory defined benefit pension plan sponsored by SEI which covers substantially all home office employees. Prior to 1996, the Company sponsored its own noncontributory defined benefit pension plan which was merged with a similar benefit plan of SEI on January 1, 1996. Pension benefits are generally based upon years of service and include accruing pension cost currently, contributing the maximum amount deductible for federal income taxes and meeting minimum funding standards of the Employee Retirement Income Security Act of 1974 as determined by an actuarial valuation. Plan assets consist primarily of cash equivalents, listed stocks and bonds, and group annuity contracts.



	The following table sets forth the funded status and the amounts recognized in the financial statements at December 31 for the qualified plan. The 1997 and 1996 amounts reflect an allocation of the Company's portion of the SEI plan:

                                   					 1997                    1996
Accumulated benefit obligation:

Vested                               $  2,558                  $  2,192

Nonvested                                 591                       283

Total accumulated benefit obligation $  3,149                  $  2,475





  Fair value of plan assets          $  3,176                  $  3,400

  Projected benefit obligation         (4,678)                   (3,786)

  Funded status                        (1,502)                     (386)

  Unrecognized net gain                 1,385                       613

  Unrecognized prior service costs         25                        41

  Net asset/(liability) recognized in financial statements
                            				    $     (92)                 $    268

	The net periodic pension cost included the following components:

               			       1997          1996            1995

  Service cost-benefits earned during the period
               			     $  317          $  285        $  248

  Interest cost on projected benefit obligation
                       			325             291           283

  Return on plan assets
               			       (297)           (619)         (220)

  Net amortization and deferral
                      				 15             306           (53)

      Net periodic pension cost
                		    $   360          $  263        $  258

	The weighted-average discount rate used in determining the actuarial present value of the projected benefit obligations was 7.25% for 1997 and 1996. The average rate of increase in future compensation levels was 4.25% for 1997 and 1996. The expected long-term rate of return on plan assets used to develop the net periodic pension cost was 8.75% in 1997, 1996 and 1995.

	The Company also participates in a noncontributory Employee Stock Ownership Plan (ESOP) which is qualified as a stock bonus plan. All employees are eligible to participate in this plan upon satisfying eligibility requirements. The ESOP is sponsored by SEI. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The expense for 1997, 1996, and 1995 was $1,920, $1,700, and $2,096,
respectively.  All contributions to the ESOP are held in trust.

Postretirement Benefit Plan

	The Company provides certain post-retirement health care and life insurance benefits for eligible active and retired employees through a defined benefit plan.

The actuarial and recorded liabilities for these post-retirement benefits at December 31, none of which were funded, are as follows:

                          				1997         1996       1995

  Accumulated postretirement benefit obligation:
  Retirees                   $ 1,771       $ 1,718     $ 1,235

  Fully eligible active plan participants
                            				 192           170         274

  Other active plan participants
                            				 240           191         560


                     			       2,203         2,079       2,069

  Unrecognized loss             (452)         (135)       (101)

  Accrued postretirement benefit obligation
                      			     $ 1,751       $ 1,944     $ 1,968

	   The net periodic cost for postretirement benefits other than pensions for the years ended December 31 included the following components:


                     				  1997           1996        1995

 Service cost - benefits earned during the period
	               		       $   18          $   16        $  16

  Interest cost on other post-retirement benefits
                      				  154             148          164

  Net amortization
                      				    7               -           10

    Total periodic expense
                			       $ 179            $ 164        $ 190

   The weighted average annual assumed rate of increase in the per capita cost of covered benefits (i.e. health care cost trend rate) reflects a 7.25% rate in 1997 grading down to 4.5% in years 2006 and later. Increasing the assumed health care cost trend rate by one percentage point would increase the accumulated postretirement benefit obligation at December 31, 1997 by $217 and the aggregate of the service and interest cost components of the net periodic postretirement benefit cost for 1997 by $16. The weighted average discount rate used in determining the accumulated postretirement benefit obligation was 7.25% at December 31, 1997 and 1996.

(8)        Commitments and Contingencies

Lease Commitments

	   Midland's home office building has been conveyed to the City of Sioux Falls, South Dakota, and leased back in a transaction in which the City issued $4,250 of Industrial Revenue Bonds for face value. The bonds are collateralized by $2,822 of Midland's investments in government bonds. The lease includes a purchase option under which Midland may repurchase the building upon repayment of all bonds issued. The lease terms provide for 10 annual payments equivalent to principal of $425 beginning in 1993 and semiannual payments through 2002 in amounts equivalent to interest at 5.5% on the outstanding revenue bond principal. The building and land costs have been capitalized and are carried as part of other assets and the lease obligation as part of other liabilities.



	The Company also leases certain equipment. Rental expense on operating leases amounted to $1,208, $1,048 and $548 for the years ended December 31, 1997, 1996, and 1995, respectively. The minimum future rentals on capital and operating leases at December 31, 1997, are as follows:

Year ending December 31,
                                   					  Capital       Operating     Total

1998    ........................       $    536         $  1,076      $ 1,612

1999    ........................            513            1,098        1,611

2000    ........................            489              537        1,026

2001    ........................            466              487          953

2002    ........................            442              498          940

Thereafter      ................             -               559          559

  Total ........................        $ 2,446         $  4,255      $ 6,701

  Less amount representing interest....     321

  Present value of amounts due
  under capital leases ................  $ 2,125



Other Contingencies

	The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent. These
assessments are reflected in the operating results of the Company.   The
Company is also contingently liable for any future guaranty fund assessments related to the insolvencies of unaffiliated insurance companies. An accrual of $2,184 has been included in the December 31, 1997 balance sheets. This accrual was calculated by estimating the Company's share of both open and closed insolvencies based on industry data provided to the Company.

	The Company is a defendant in various lawsuits related to the normal conduct of its insurance business. Litigation is subject to many uncertainties and the outcome of individual litigated matters is not predictable with assurance; however, in the opinion of management, the ultimate resolution of such litigation will not materially impact the Company's financial position.

(9)     Other Related Party Transactions

	The Company pays fees to SEI under management contracts. The Company was charged $1,530, $1,458 and $2,778 in 1997, 1996, and 1995, respectively, related to these contracts.

	The Company pays investment management fees to an affiliate
(Midland Advisors Company). Net fees related to these services were $1,425, $1,339 and $66 in 1997, 1996 and 1995, respectively.

	The Company provided certain insurance and non-insurance services to North American Company for Life and Health Insurance, in return for which the Company was reimbursed $488 in 1997 for the costs incurred to render such services.




MNLGP97.TXT

       Part C.

Item 24.

 (a)  Financial Statements

    Financial statements are included in Part B of the Registration Statement.

 (b)  Exhibits:

      (1) Resolution of the Board of Directors of Midland National Life Insurance Company authorizing establishment of Separate Account C. (2)

      (2)  Not Applicable

      (3)  (a)  Principal Underwriting Agreement between Midland
                National Life Insurance Company and Walnut Street
                Securities (2)
            (b)  Registered Representative Contract  (2)

      (4)  (a)  Form A053A1 Flexible Premium Deferred Variable Annuity
                  Contract (2)
            (b)  Maturity Date Endorsement for Qualified Contracts  (2)
            (c)  Endorsement for Tax Sheltered Annuity  (2)
            (d)  Form A057A1 Flexible Premium Deferred Variable Annuity
                  Contract (2)

      (5) (a)  Form of Application for Flexible Premium Deferred Variable
                  Annuity Contract A053A1 and A057A1 (2)
            (b)  Supplement to Application  (2)

      (6) (a)  Articles of Incorporation of Midland National Life Insurance
                  Company (2)
            (b)  By-laws of Midland National Life Insurance Company  (2)

      (7) Not Applicable

      (8) (a) Form of Participation Agreement between Midland National Life
                 Insurance Company and Fidelity VIP I and VIP II (2)

            (b) Form of Participation Agreement between Midland National Life
                 Insurance Company and Fidelity VIP III (2)

           (c) Form of Participation Agreement between Midland National Life Insurance Company and American Century Investment Services Inc. (2)

      (9) Opinion and Consent of Counsel (2)

     (10) (a)  Consent of Counsel (3)
             (b)  Consent of Independent Auditors (3)

     (11) Not Applicable

     (12) Not Applicable

     (13) Performance Data Calculations (1)

(1) Filed with Pre-effective Amendment #1 of this form N-4 Registration Statement, file number 33-64016 (August 11, 1993).
(2) Filed with Post-effective Amendment #6 of this form N-4 Registration Statement, file number 33-64016 (April 30, 1998).
(3)  To be filed by amendment.

Item 25.

          Below is a list of our directors and executive officers.



Directors

Name and                            Position with        Principal Occupation
Business Address                    Midland              During Past Five Years


Michael M. Masterson      Chairman of the     Chairman of the Board (present)
 Midland National Life    Board, Chief        Chief  Executive Officer and
One Midland Plaza         Executive Officer   President (March 1997 to present)
Sioux Falls, SD 57193     and President       President and Chief Operating
                                              Officer (March 1996 to February
                                              1997), Executive Vice President-
                                              Marketing (March 1995 to February
                                              1996), Midland National Life
                                              Insurance Company; President and
                                              Chief Operating Officer (March
                                              1996 to December 1996), Executive
                                              Vice President-Marketing (March
                                              1995 to February 1996), Investors
                                            Life Insurance Company of Nebraska;
                                            President and Director (September
                                           1997 to present), CH Holdings, Inc.;
                                         President and Director (December 1997
                                         to present), Brigg ITD Corp; President
                                         and Director (September 1997 to
                                         present), Consolidated Investment
                                         Services; Director (January 1995 to
                                         present), Midland Advisors Company;
                                         Director (January 1996 to present),
                                         NACOLAH Holding Corp; Director (May
                                         1997 to Present), Sammons Financial
                                         Holdings; Vice President-Individual
                                         Sales (prior thereto), Northwestern
                                         National Life

Russell A. Evenson        Senior Vice    Senior Vice President and Chief
Midland National Life   President and    Actuary (March 1996 to present),
One Midland Plaza       Chief Actuary    Senior Vice President and Actuary
Sioux Falls, SD 57193                    (prior thereto), Midland National
                                         Life Insurance Company;  Senior
                                         Vice President and Chief Actuary
                                         (March 1996 to December 1996),
                                         Senior Vice President and Actuary
                                         (prior thereto), Investors Life
                                         Insurance Company of Nebraska;
                                         Vice President and Chief Actuary
                                         (1990 to 1993), Professional
                                         Insurance Corporation


John J. Craig, II   Executive            Senior Vice President and Chief
Midland National Life   Vice President   Financial Officer (October 1993
One Midland Plaza                        to present), Midland National
Sioux Falls, SD 57193                    Life Insurance Company; Treasurer
                                         (January 1996 to present), Briggs
                                         ITD Corp.; Treasurer (March 1996
                                         to present), Sammons Financial
                                         Holdings, Inc.; Treasurer
                                         (November 1993 to present), CH
                                         Holdings; Treasurer (November
                                         1993 to present), Consolidated
                                         Investment Services, Inc.;
                                         Treasurer (November 1993 to
                                         present), Richmond Holding
                                         Company, L.L.C.; Senior
                                         Vice President and Chief
                                         Financial Officer (October 1993
                                         to December 1996), Investors Life
                                         Insurance Company of Nebraska;
                                         Partner (prior thereto), Ernst
                                         and Young


Steven C. Palmitier  Senior Vice         Senior Vice President and Chief
Midland National Life   President and    Marketing Officer (August 1996
One Midland Plaza        Chief Marketing to present), Midland National
Sioux Falls, SD 57193   Officer          Life Insurance Company; Senior
                                         Vice President-Sales (prior
                                         thereto), Penn Mutual Life
                                         Insurance


Robert W. Korba           Board of       President and Director (since
Sammons Enterprises, Inc  Directors      1988), Sammons Enterprises, Inc.
300 Crescent CT           Member         Dallas, TX 75201


E John Fromelt            Chief          Chief Investment Officer (since
Midland National Life     Investment     1990), Midland National Life
One Midland Plaza         Officer        Insurance Company; President
Sioux Falls, SD 57193                    (since August 1995), Midland
                                         Advisors Company; Chief
                                         Invesment Officer (1996 to
                                         present), North American Company
                                         for Life and Health; Chief
                                         Investment Officer (1990-1996),
                                         Investors Life Insurance Company
                                         of Nebraska

Executive Officers (Other Than Directors)

Jack L. Briggs         Vice President,   Vice President, Secretary and
Midland National Life  Secretary, and    General Counsel (since 1978),
One Midland Plaza      General Counsel   Midland National Life Insurance
Sioux Falls, SD 57193                    Company; Vice President,
                                         Secretary, and General Counsel
                                         (1978 to 1996), Investors Life
                                         Insurance Company of Nebraska

Gary W. Helder         Vice President-   Vice President-Policy
Midland National Life  Policy            Administration (since 1991),
One Midland Plaza      Administration    Midland National Life Insurance
Sioux Falls, SD 57193                    Company; Vice President-Policy
                                         Administration (1991-1996),
                                         Investors Life Insurance Company
                                         of Nebraska


Robert W. Buchanan    Vice President-    Vice President-Marketing
Midland National Life     Marketing      Services (March 1996 to
One Midland Plaza          Services      present), Second Vice President-
Sioux Falls, SD 57193                    Sales Development (prior
                                         thereto), Midland National Life
                                         Insurance Company; Second Vice
                                         President - Sales Development
                                         (1983 to 1996), Investors Life
                                         Insurance Company of Nebraska


Item 26. Persons Controlled by or Under Common Control With the Depositor.

 The Depositor, Midland National Life Insurance Company (Midland) is a subsidiary of Sammons Enterprises, Incorporated. The Registrant is a segregated asset account of Midland.

 The following indicates the persons controlled by or under common control with Midland:

 Estate of Charles A. Sammons
 Sammons Enterprises, Inc. (Delaware Corp) 56.82%
 I.  Richmond Holding Company, LLC (Delaware LLC) 95%

 II. COMMUNICATIONS - Sammons Communications, Inc. (Delaware Corp) 100% Sammons of Fort Worth (A partnership) 60%
         Sammons Communications of New Jersey, Inc. (New Jersey Corp) 100% NTV Realty, Inc. (Delaware Corp) 100%
         Sammons Communications of Connecticut, Inc. (Connecticut Corp) 100% Sammons Communications of Washington, Inc. (Delaware Corp) 100% Oxford Valley Cable Vision, Inc. (Pennsylvania Corp) 88%
         Sammons Communications of Texas, Inc. (Texas Corp) 100%
         Sammons Communications of Illinois, Inc. (Delaware Corp) 100% Sammons Communications of New York, Inc. (Delaware Corp) 100% Sammons Communication of Pennsylvania, Inc. (Delaware Corp) 100% Sammons Communications of Virginia, Inc. (Delaware Corp) 100% Sammons Communications of Mississippi, Inc. (Delaware Corp) 100%
         AC Communications, Inc. (Delaware Corp) 100%
         Sammons Cardinal Inc. (Delaware Corp) 100%
            Sammons of Indiana (A partnership) 50%
         Sammons Communications of Indiana Inc. (Delaware Corp) 100%
            Sammons of Indiana (A partnership) 50%
         Capital Telecommunications Inc. (Delaware Corp) 100%
         Metroplex Cable Television, Inc. (Texas Corp) 100%
            Sammons of Fort Worth (A partnership) 40%
         Pacific Communications, Inc. (Delaware Corp) 100%

 III. Consolidated Investment Services Inc. (Nevada Corp) 100% Richmond Holding Company, LLC (Delaware LLC) 5% Midland Advisors Company (South Dakota Corp) 100% Vinson Supply (UK) LTD. (United Kingdom Corp) 50%

      A. INSURANCE
         Sammons Financial Holdings, Inc. (Delaware Corp) 100%
           Midland National Life Insurance Company (South Dakota Corp) 99.9%
                (FEDID #46-0164570 NAIC CO Code 66044 SD)
           NACOLAH Holding Corporation (Delaware Corp) 100%
                (FEDID #36-412699)
            Institutional Founders Life Insurance Company (Ill. Corp.) 100%,
                FEDID No. 36-3508234, NAIC Co. Code 85707, Group Code 0431 IL
             North American Company for Life & Health Insurance (Ill.Corp)100%
                FEDID No. 36-2428931, NAIC Co. Code 66974, Group Code 0431 IL
              North American Company for Life & Health Insurance of
                New York (New York Corp.), 100%
                FEDID No. 361556010, NAIC Co. Code 91286, Group Code 0431 NY
              NACOLAH Life Insurance Company (Ill. Corp.) 100%
                FEDID No. 36-3723034, NAIC Co. Code 85456, Group Code 0431 IL
              NAC Holdings, Inc. (Delaware Corp.) 100%
              NACOLAH Ventures, L.L.C. (Delaware Corp.), FEDID No. 36-3495904 Midland Advisors Company (South Dakota Corp.) 100%

                    B. ALLIED
         CH Holdings Inc. (Delaware Corp) 100%
         Sammons Corporation (Texas Corp) 100%
         Sammons Realty, Inc. (Delaware Corp) 100%
         Wood Young and Company, Inc. (Texas Corp) 100% Cathedral Hill Hotel, Inc. (Delaware Corp) 100% Grand Bahama Hotel Company (Delaware Corp) 100%
             Jack Tar Grand Bahama Limited (Bahama Corp) 100%

      C. WATER
         Mountain Valley Spring Company (Arkansas Corp) 100%
         Water Lines Inc. (Arkansas Corp) 100%

      D. SUPPLY AND SERVICE
         Vinson Supply Company (Delaware Corp) 100%
            Vinson Supply (UK) LTD. (United Kingdom Corp) 50%
            Composite Thread Protectors (UK) LTD. (United Kingdom Corp) 100% Myron C. Jacobs Supply Company (Oklahoma Corp) 100%
            Composite Thread Protectors, Inc. (Pennsylvania Corp) 100% Vinson Supply de Mexico S.A. de C.V. (Mexico Corp) 98%
         Otter Inc. (Oklahoma Corp) 100%
            Vinson Supply de Mexico S.A. de C.V. (Mexico Corp) 2%
         Briggs-Weaver Inc. (Delaware Corp) 100%
            TMIS Inc. (Texas Corp) 100%
               Briggs-Weaver de Mexico S.A. de C.V. (Mexico Corp) 2%
            Sealing Specialists of Texas, Inc. (Texas Corp) 100%
            Briggs-Weaver de Mexico S.A. de C.V. (Mexico Corp) 98%
         Vinson Marrero Company (Delaware Corp) 100%

Item 27. Number of Contract Owners
    As of December 31, 1998 there were 1,1772 holders of nonqualified contracts and 3,472 holders of qualified contracts.

Item 28. Indemnification
 The Company indemnifies actions against all officers, directors, and employees to the full extent permitted by South Dakota law. This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.

Item 29a.Relationship of Principal Underwriter to Other Investment Companies Walnut Street Securities, the principal underwriter of the Registrant is also the principal underwriter for flexible premium variable life insurance contracts issued through Midland National Life Separate Account A.
    Walnut Street Securities, the principal underwriter of the Registrant is also the principal underwriter for General American Life Insurance
    Company as well as Paragon Life Insurance Company.

Item 29b.Principal Underwriters
  Unless otherwise noted, the address of each director and executive officer of Walnut Street Securities is 670 Mason Ridge Center Drive, Suite 300, St. Louis MO 63141-8557

      Name and Principal            Position and Offices
      Business Address               With Walnut Street Securities
        Richard J. Miller                Pres., CEO, Dir.
        Nancy L. Gucwa                Chief Executive Officer, E.V.P., Dir.
        Steve Abbey                   V.P., Compliance and Assistant Secretary
        Steven Anderson               V.P.
        Mabeline Julien               Assistant Treasurer
        James Koeger                  Assistant Treasurer
        Thomas Hughes, Jr.            Treasurer
        Maureen Sheehan               Assistant Secretary
        Joyce Hillebrand              Assistant Secretary
        Norman Lazarus                CCO, Director of Compliance
        Don Wuller                    Sr.V.P.Admin, CEO
        Milton F. Svetanics Jr.       Dir., V.P., General Counsel and Secretary
        Dona Barber                   Dir.
        Mathew P. McCauley            Dir.
        Bernard H. Wolzenski          Dir.
        Stephen Palmitier             Dir.
        Kevin Eichner                 Dir. , Chairman


Item 29c.Compensation of Principal Underwriters
The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

 (1)            (2)              (3)             (4)           (5)
                Net
 Name of        Underwriting
 Principal      Discount and     Compensation    Brokerage
 Underwriter    Commissions      On Redemption   Commissions    Compensation

 Walnut Street   2,857,416        0              0              223,950
 Securities

Item 30. Location of Accounts and Records
   The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Midland National Life Insurance Company at:

   One Midland Plaza
   Sioux Falls, SD  57193

Item 31. Management Services
    No management related services are provided to the Registrant, except as discussed in Parts A and B.

Item 32. Undertakings and Representations - Midland National Life
    Insurance Company represents that all fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses to be incurred and the risk assumed by Midland National Life Insurance Company.

(a) A post-effective amendment to this registration statement will be filed as frequently as is necessary to ensure that the audited financial statement in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Any application to purchase a contract offered by the prospectus will include a space that an applicant can check to request a Statement of
     Additional Information.

(c) Any Statement of Additional Information and any financial statements required to be made available under this form will be delivered promptly upon written or oral request.

Section 403(b) Representation

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

Statement Pursuant to Rule 6c-7

Midland National Life and Separate Account C rely on 17 C.F.R. Section 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, Midland National Life and Separate Account C are exempt from the provisions of Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.

VAITEM24

SIGNATURES
                             __________


    As required by the Securities Act of 1933, and under the Investment Company Act of 1940, the Registrant, Midland National Life Separate Account C has caused this Registration Statement to be signed on its behalf in the City of Sioux Falls, South Dakota on the 17th day of February, 1999.

                                  Midland National Life Separate Account C


(Seal)                        By: Midland National Life Insurance Company



                              By:_/s/ Michael M. Masterson___
                                             President


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following
    Directors of Midland National Life Insurance Company in the capacities and on the dates indicated.

    Signature                      Title                      Date
    ---------                      -----                      ----

   /s/ Michael M. Masterson     Director, Chairman of the   February 17, 1999
   Michael M. Masterson         Board, Chief Executive
                                Officer and President

   /s/ John J. Craig___         Director, Executive         February 17, 1999
   John J. Craig II             Vice President

   /s/ Russell A Evenson ___    Director, Senior Vice       February 17, 1999
   Russell A. Evenson           President and Chief
                                Actuary

   /s/ Steven C. Palmitier __   Director, Senior Vice       February 17, 1999
   Steven C. Palmitier          President and Chief
                                Marketing Officer

   /s/ Thomas M Meyer____       Vice President and          February 17, 1999
   Thomas M. Meyer              Chief Financial
                                Officer

   ______________________     Director and Vice President   February 17, 1999
   Robert W. Korba



SECPEVA2